As filed with the Securities and Exchange Commission on January 16, 2007

Securities Act Registration No. 333-
Investment Company Registration No. 811-21972

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.
and/or
REGISTRATION STATEMENT UNDER
INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 4
BlackRock Preferred and Equity Advantage Trust
(Exact Name of Registrant As Specified In Declaration of Trust)

100 Bellevue Parkway
Wilmington, Delaware 19809

(Address of Principal Executive Offices)

(800) 882-0052

(Registrant’s Telephone Number, Including Area Code)

Robert S. Kapito, President
BlackRock Preferred and Equity Advantage Trust
40 East 52nd Street
New York, New York 10022

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Preferred Shares, $.001 par value	40 shares	$25,000	$1,000,000(1)	$107

(1)	Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

BlackRock Preferred and Equity Advantage Trust

CROSS REFERENCE SHEET

Part A—Prospectus
Items in Part A of Form N		Location in Prospectus

Item 1.	Outside Front Cover	Cover Page
Item 2.	Cover Pages; Other Offering Information	Cover Page
Item 3.	Fee Table and Synopsis	Prospectus Summary
Item 4.	Financial Highlights	Financial Highlights
Item 5.	Plan of Distribution	Cover Page; Prospectus Summary; Underwriting
Item 6.	Selling Shareholders	Not Applicable
Item 7.	Use of Proceeds	Use of Proceeds; The Trust’s Investments
Item 8.	General Description of the Registrant	The Trust; The Trust’s Investments; Risks; Description of AMPS; Anti-Takeover Provisions in the Agreement and Declaration of Trust
Item 9.	Management	Management of the Trust; Custodian and Transfer Agent
Item 10.	Capital Stock, Long-Term Debt, and Other Securities	Description of AMPS; Description of Common Shares; Anti-Takeover Provisions in the Agreement and Declaration of Trust; Tax Matters
Item 11.	Defaults and Arrears on Senior Securities	Not Applicable
Item 12.	Legal Proceedings	Legal Opinions
Item 13.	Table of Contents of the Statement of Additional Information	Table of Contents for the Statement of Additional Information
Part B—Statement of Additional Information
Item 14.	Cover Page	Cover Page
Item 15.	Table of Contents	Cover Page
Item 16.	General Information and History	Not Applicable
Item 17.	Investment Objective and Policies	Investment Objective and Policies; Investment Policies and Techniques; Other Investment Policies and Techniques; Portfolio Transactions and Brokerage
Item 18.	Management	Management of the Trust; Portfolio Transactions and Brokerage
Item 19.	Control Persons and Principal Holders of Securities	Not Applicable
Item 20.	Investment Advisory and Other Services	Management of the Trust; Experts
Item 21.	Portfolio Managers	Management of the Trust
Item 22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
Item 23.	Tax Status	Tax Matters
Item 24.	Financial Statements	Financial Statements; Independent Auditors’ Report; Financial Highlights
Part C—Other Information
Items 25-34 have been answered in Part C of this Registration Statement

The information contained in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated January 16, 2007

P R O S P E C T U S

Shares

BlackRock Preferred and Equity Advantage Trust

Auction Market Preferred shares (‘‘AMPS’’)
Shares, Series
Shares, Series
Shares, Series
Liquidation Preference $25,000 Per Share

Investment Objective.    BlackRock Preferred and Equity Advantage Trust (the ‘‘Trust’’) is a recently organized, non-diversified, closed-end management investment company. The Trust’s investment objective is to seek current income, current gains and capital appreciation. The Trust cannot ensure that it will achieve its investment objective or will be able to structure its investments as anticipated.

(continued on next page)

Investing in the AMPS of the Trust involves certain risks. See ‘‘Risks’’ on page    of this prospectus.

	Per Share		Total
Public offering price		$25,000	$
Sales load	$		$
Estimated offering expenses	$		$
Proceeds, after expenses, to the Trust	$		$

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about                     , 2007.

The date of this prospectus is                     , 2007.

(continued from previous page)

Investment Advisor.    The Trust’s investment advisor is BlackRock Advisors, LLC (‘‘BlackRock Advisors’’ or the ‘‘Advisor’’) and the Trust’s sub-advisors are BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (collectively, the ‘‘Sub-Advisors’’). We sometimes refer to the Advisor and the Sub-Advisors collectively as ‘‘BlackRock’’ or the ‘‘Advisors.’’

Investment Policies.    The Trust will invest at least 80% of its Managed Assets in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities. The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which may be eligible for the dividends received deduction and treatment as qualified dividend income, and ‘‘trust’’ preferred securities, the dividend income from which is not deductible nor eligible for treatment as qualified dividend income. Under normal market conditions, the Trust’s portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities. Although the Trust expects initially to invest approximately 70% of its Managed Assets in preferred securities and 30% of its Managed Assets in equity securities and derivatives with economic characteristics similar to individual or groups of equity securities, the Trust may invest any percentage of its assets in preferred securities or equity securities. Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities. The Trust may invest up to 20% of its Managed Assets in securities other than preferred and equity securities, including debt securities and convertible securities. See ‘‘The Trust’s Investments’’ and ‘‘Risks.’’

In addition, under normal market conditions:

•	The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

•	While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

•	The Trust seeks to achieve its investment objective, in part, by investing in a non-diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options, and to a lesser extent may write (sell) put options, on equity indices in an attempt to generate gains from option premiums. Initially, the Trust intends to write index options having an aggregate notional value equal to 60% to 70% of the equity (common stock) portion of the portfolio.

You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the AMPS, and retain it for future reference. A Statement of Additional Information, dated            , 2007 (‘‘SAI’’), containing additional information about the Trust, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page    of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission’s web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the Statement of Additional Information on its web site because the Trust’s common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Trust’s annual and semi-annual reports, when produced, will be available at the Trust’s web site (http://www.blackrock.com).

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The Trust’s AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Trust is offering      shares of Series      Auction Market Preferred Shares,      shares of Series      Auction Market Preferred Shares and      shares of Series      Auction Market Preferred Shares. The shares are referred to in this prospectus as ‘‘AMPS.’’ The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The AMPS also have priority over the Trust’s common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the AMPS be offered with a rating of AAA from Standard & Poor’s Ratings Group, a division of the McGraw-Hill Companies, Inc. (‘‘S&P’’) and Fitch, Inc. (‘‘Fitch’’).

The dividend rate for the initial dividend rate period will be      for Series     , for Series      and      for Series     . The initial rate period is from the date of issuance through     , 2007 for Series     ,     , 2007 for Series     and     , 2007 for Series. For subsequent rate periods, AMPS pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a ‘‘bid order’’) or sell order is a commitment to buy or sell AMPS based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.

The AMPS are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circumstances at a redemption price of  $      per share, plus accumulated but unpaid dividends to the date of the redemption, plus a premium in certain circumstances.

AMPS are not listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and they may not provide you with liquidity.

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You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to BlackRock Preferred and Equity Advantage Trust. This summary may not contain all of the information that you should consider before investing in the AMPS. You should review the more detailed information contained in this prospectus, the Statement of Additional Information and the Trust’s Statement of Preferences of Auction Market Preferred Shares (the ‘‘Statement’’) attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Trust	BlackRock Preferred and Equity Advantage Trust is a recently organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to BlackRock Preferred and Equity Advantage Trust simply as the ‘‘Trust’’ or as ‘‘we,’’ ‘‘us’’ or ‘‘our.’’ The Trust’s common shares are traded on The New York Stock Exchange under symbol ‘‘BTZ’’. As of , 2007, the Trust had common shares outstanding and net assets of $ .

The Offering	The Trust is offering shares of Series AMPS, shares of Series AMPS and shares of Series AMPS, each at a purchase price of $25,000 per share. AMPS are being offered by the under-writers listed under ‘‘Underwriting.’’

Investment Objective	The Trust’s investment objective is to seek current income, current gains and capital appreciation. There can be no assurance that the Trust will achieve its investment objective or be able to structure its investments as anticipated. The Trust is not intended as, and you should not construe it to be, a complete investment program. See ‘‘The Trust’s Investments—Investment Objective and Policies.’’

Investment Policies	The Trust will invest at least 80% of its Managed Assets in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities. The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which may be eligible for the dividends received deduction and treatment as qualified dividend income, and ‘‘trust’’ preferred securities, the dividend income from which is not deductible nor eligible for treatment as qualified dividend income. Under normal market conditions, the Trust’s portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities. Although the Trust expects initially to invest approximately 70% of its Managed Assets in preferred securities and 30% of its Managed Assets in equity securities and derivatives with economic characteristics similar to individual or groups of equity securities, the Trust may invest any percentage of its assets in preferred securities or equity securities. Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities. The Trust may invest up to 20% of its Managed Assets in securities other than preferred and equity securities, including debt securities and convertible securities. See ‘‘The Trust’s Investments’’ and ‘‘Risks.’’

The Trust may invest up to 20% of its Managed Assets in preferred or other income securities that at the time of investment are rated below investment grade, such as those rated Ba or lower by Moody’s Investors Service, Inc. (‘‘Moody’s’’) and BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), or securities comparably rated by other rating agencies or that are unrated but judged to be of comparable quality by BlackRock. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (Baa or BBB or better) by Moody’s or S&P, or is unrated but judged to be of comparable quality by BlackRock. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as ‘‘junk bonds.’’ The Trust’s investments are not subject to a minimum rating and its other types of investments, such as common stocks, may not be rated at all. See ‘‘The Trust’s Investments—Investment Objective and Policies.’’

In addition, under normal market conditions:

•	The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in providing financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

•	While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

The Trust expects that its investments in equity securities will consist primarily of dividend-paying common stocks of U.S. issuers. The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector. In selecting common stocks, the Advisors generally will follow a quantitative investment approach. The Advisors seek to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index. The equity portfolio may include common stocks outside of the S&P 500 Index, consistent with the Trust’s investment objectives and strategies.

The Trust seeks to achieve its investment objective, in part, by investing in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indices in an attempt to generate gains from option premiums (the ‘‘Index Option Strategy’’). Under the Index Option Strategy, the Trust will write (sell) call options primarily on the Standard & Poor’s 500 Index (the ‘‘S&P 500 Index’’), but may from time to time write (sell) call options on other equity indices as well.

An index call option is a contract that represents the right to purchase the cash value of an index at an exercise price at or until the expiration date of the option. As the writer (seller) of an equity index call option, the Trust would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Trust any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option sold by the Trust, the Trust would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Trust sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium.

An index put option is a contract that represents the right to sell the cash value of an index at the exercise price at or until the expiration date of the option. As the writer (seller) of an equity index put option, the Trust would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Trust the amount by which the cash value of the index is below the exercise price at or until the expiration date of the option. If the purchaser exercises the index put option sold by the Trust, the Trust would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Trust agrees to accept the potential depreciation in the value of the index below the exercise price during the term of the option in exchange for the premium. If that depreciation is substantial, the Trust may incur a substantial loss.

The Trust may repurchase an index option that it has written (sold) prior to its expiration date and extinguish its obligation thereunder. In that case, the cost of repurchasing the option (net of any premiums received)

will determine the gain or loss realized by the Trust.

Under the Index Option Strategy, the Trust will write (sell) call options, and to a lesser extent may write put options, on the S&P 500 Index and other equity indices on a continuous basis such that the underlying notional value of the index options does not exceed the net asset value of the Trust’s equity portfolio. Initially, the Trust intends to write index options having an aggregate notional value equal to 60% to 70% of the equity (common stock) portion of the portfolio. While the Trust will receive premiums under the Index Option Strategy, the Trust gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

Most of the option contracts written by the Trust will be issued, guaranteed and cleared by the Options Clearing Corporation (the ‘‘OCC’’) and will be exchange-traded. The Trust may from time to time use over-the-counter options as well. In general, the Trust will primarily write (sell) index options that are ‘‘European style,’’ meaning that the options may be exercised only on the expiration date. However, the Trust may from time to time write index options that are ‘‘American style,’’ meaning that the options may be exercised at any point up to and including the expiration date.

Under the Index Option Strategy, the Trust will primarily write (sell) call options, and to a lesser extent may write put options, on the S&P 500 Index, but may from time to time write options on narrower equity market indices, such as the Nasdaq 100 Index or on indices focused on particular industries or sectors. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. The Advisors will actively manage the Trust’s index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining whether to write equity index options on indices other than the S&P 500 Index, the Advisors will consider: (i) the risk profile of the Trust’s overall portfolio, (ii) market factors, such as current market levels and volatility, and (iii) options specific factors, such as premium/cost, exercise price and time to expiration.

The Advisors do not intend to write (sell) options on equity indices where the underlying notional value of the indices exceeds the net asset value of the Trust’s equity portfolio. The Trust will ‘‘cover’’ its written equity index option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (i.e., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is equal to or less than the exercise price of the call written).

The Trust will generally write (sell) index options that are ‘‘out-of-the-money’’ or ‘‘at-the-money’’ at the time of sale. Out-of-the-money options are options with an exercise price that is above (in the case of a call option) or below (in the case of a put option) the cash value of the index at the time of sale and at-the-money options are options with an exercise price that is equal to the cash value of the index at the time of sale. In addition to providing possible gains through premiums, out-of-the-money index options allow the Trust to potentially benefit from appreciation in the equity securities held by the Trust with respect to which the option was written, to the extent the Trust’s equity portfolio is correlated with the applicable index, up to the exercise price. The Trust also reserves the right to sell index options that are ‘‘in-the-money’’ (i.e., those with an exercise price below (in the case of a call option) or above (in the case of a put option) the cash value of the index at the time of sale). When the prices of the equity index upon which an option is written change, options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above (in the case of a call option) or falls below (in the case of a put option) the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Trust will be forced to pay the amount due on the contract upon the purchaser’s exercise of the option.

For conventional listed options, the option’s expiration date can be up to nine months from the date the options are first listed for trading. Longer-term options can have expiration dates up to three years from the date of listing. Initially, the Trust expects that it will primarily write index options whose terms to expiration range from one to three months. The Trust reserves the right to sell index options of both longer and shorter terms. The Advisors may write options on exchange-traded funds (‘‘ETFs’’) and other similar instruments designed to correlate with the performance of an equity index or market segment. The Trust also may write options on individual portfolio securities.

The Advisors will attempt to maintain for the Trust written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust’s equity portfolio. In doing so, the Advisors will consider data relating to the Trust’s equity holdings, including net assets, industry and sector weightings, and historic volatility. The Trust’s equity securities will consist primarily of dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index, but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust’s equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums and may be significant. The Trust cannot guarantee that the Index Option Strategy will be effective. See ‘‘Risks—Risks Associated with Writing Index Options.’’

Investment Advisors	The Trust’s investment advisor is BlackRock Advisors. In addition, the Sub-Advisors provide certain day to day investment management services to the Trust. BlackRock Advisors receives an annual fee, payable monthly, in an amount equal to ..65% of the average weekly value of the Trust’s Managed Assets. ‘‘Managed Assets’’ means the total assets of the Trust (including any assets attributable to any AMPS or borrowings that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the AMPS is not a liability for this purpose. BlackRock Advisors pays a sub-advisory fee to BlackRock Financial Management, Inc. equal to 52% of the management fee received by the Advisor, and a sub-advisory fee to BlackRock Investment Management, LLC equal to 23% of the management fee received by the Advisor. See ‘‘Management of the Trust.’’

As of September 30, 2006, BlackRock managed approximately $3 billion in preferred securities and $255 billion in equity securities. BlackRock has an experienced team of portfolio managers and credit research analysts.

Interest Rate Transactions	In connection with the Trust’s anticipated use of leverage through the issuance of AMPS or borrowings, the Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a typical interest rate swap, the Trust would agree to pay to the other party to the interest rate swap (which is known as the ‘‘counterparty’’) a fixed rate payment in exchange for the counterparty agreeing to pay to the Trust a variable rate payment that is intended to approximate the Trust’s variable rate payment obligation on AMPS or any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Trust would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, the Trust’s use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on AMPS or interest payments on borrowings. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares.

If the Trust fails to maintain a required 200% asset coverage of the liquidation value of any outstanding AMPS or if the Trust loses an expected AAA/Aaa rating on its AMPS or fails to maintain other covenants, the Trust may be required to redeem some or all of its AMPS. Similarly, the Trust could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Trust. Early termination of a cap could result in a termination payment to the Trust. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust’s net payment obligations under any swap transaction, marked to market daily. See ‘‘Leverage’’ and ‘‘Interest Rate Transactions.’’

The Trust may, but is not required to, use interest rate transactions in connection with the management of the Trust’s portfolio of securities. See ‘‘Interest Rate Transactions.’’

Custodian, Transfer Agent and Auction Agent	State Street Bank and Trust Company serves as the Trust’s custodian, Computershare Trust Company, N.A. serves as the Trust’s transfer agent with respect to the Trust’s common shares; and Bank of New York will serve as the Trust’s Auction Agent with respect to the AMPS and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such AMPS. See ‘‘Custodian, Transfer Agent and Auction Agent.’’

Special Risk Considerations	Risk is inherent in all investing. Therefore, before investing in the AMPS you should consider certain risks carefully. The primary risks of investing in the AMPS are:

•	if an auction fails you may not be able to sell some or all of your AMPS;

•	because of the nature of the market for AMPS, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

•	a rating agency could suspend, withdraw or downgrade the rating assigned to the AMPS, which could affect liquidity;

•	the Trust may be forced to redeem your AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

•	in certain circumstances, the Trust may not earn sufficient income from its investments to pay dividends;

•	the AMPS will be junior to any borrowing of the Trust;

•	if interest rates rise, the value of the preferred securities portion the Trust’s investment portfolio will decline, which may reduce the asset coverage for the AMPS;

•	the Trust may invest up to 20% of its Managed Assets in preferred and other income securities that are below investment grade quality, which are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and principal;

•	the Trust is a non-diversified, management investment company and therefore may be more susceptible to any single, economic, political or regulatory occurrence; and

•	the Trust intends to invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services and therefore may be more susceptible to adverse economic or regulatory occurrences affecting that sector.

Special Risks Related to Preferred Securities in which the Trust Invests. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, as described under ‘‘The Trust’s Investments—Portfolio Composition,’’ holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Trust’s investment objective and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Common Stock Risk. The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates recently have been rising and it is possible that they will rise further.

Risks Associated with Writing Index Options. There are various risks associated with the Index Option Strategy. The purchaser of an index option written (sold) by the Trust has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date. Therefore, as the writer of an index call option, the Trust forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Trust with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call. However, the Trust has retained the risk of loss (net of premiums received) should the price of the Trust’s portfolio securities decline.

The purchaser of an index put written (sold) by the Trust has the right to any depreciation in the cash value of the index below the exercise price up to and including the expiration date. Therefore, as the writer of an index put option, the Trust accepts, during the term of the option, the risk of decreases in the cash value of the index which the option was written below the exercise price of the put. While the Trust’s potential gain in writing an index put option is limited to distributions earned on liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the cash value of the exercise price.

The Advisor will attempt to maintain for the Trust written option positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust’s equity portfolio. In doing so, the Advisor will consider data relating to the Trust’s equity holdings, including net assets, industry and sector weightings, and historic volatility. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As noted above, the common stocks in which the Trust invests primarily are dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index, but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust’s equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums and may be significant. In these and other circumstances, the Trust may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Trust distributions. Such sales would involve transaction costs borne by the Trust and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Trust’s after-tax returns.

In addition, no assurance can be given that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Trust’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for index options may not conform to the hours during which securities held by the Trust are traded. To the extent that the options markets close before the markets for the securities underlying the index option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall stock market and the underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Trust’s transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write may be affected by options written by other investment advisory clients of the Advisors or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust’s investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. See ‘‘Risks— Interest Rate Risk.’’

Credit Risk. Credit risk is the risk that a security in the Trust’s portfolio will decline in price or the issuer will fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than debt instruments. The Trust may invest up to 20% (measured at the time of investment) of its Managed Assets in preferred securities and other income securities that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by BlackRock. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as ‘‘junk bonds.’’

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the AMPS would increase, tending to offset this risk.

Concentration Risk. The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

A company is ‘‘principally engaged’’ in financial services if it owns financial services-related assets that are responsible for at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services. Concentration of investments in the financial services sector includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•	financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Convertible Securities. Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Non-U.S. Securities Risk. Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to, (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non U.S. securities also may be subject to foreign withholding taxes. Dividend income from non U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non U.S. issuers to a heightened degree. ‘‘Emerging market countries’’ generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return, which may further expose the Trust to the risks of foreign currency movements and other risks. See ‘‘Risks— Strategic Transactions.’’

Small and Mid-Capitalization Stock Risk. While the Trust generally will invest primarily in large capitalization companies, the Trust may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Non-Investment Grade Securities Risk. The Trust may invest up to 20% of its Managed Assets in preferred and other income securities that are below investment grade. Non-investment grade securities are commonly referred to as ‘‘junk bonds.’’ Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Trust’s ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if it were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Trust may incur additional expenses to seek recovery.

Dividend Risk. Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in ‘‘Tax Matters,’’ qualified dividend income received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning on or before December 31, 2010. There is no assurance as to what portion of the Trust’s distributions will constitute qualified dividend income.

Non-Diversification. The Trust has registered as a ‘‘non-diversified’’ investment company under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% but not more than 25% (except for investments in U.S. government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Strategic Transactions. In addition to writing (selling) index call options, the Trust may write call options on ETFs and other similar products, which involves many of the risks associated with index call option writing as discussed above. The Trust also may write options on individual portfolio securities.

The Trust may engage in various other portfolio strategies both to seek to increase the return of the Trust and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. Strategic transactions in which the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures, and other derivatives transactions (‘‘Strategic Transactions’’) also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Counterparty Risk. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Restricted and Illiquid Securities Risk. The Trust may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Trust or at prices approximating the value at which the Trust is carrying the securities on its books.

Interest Rate Transactions Risk. The Trust may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Trust. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Trust. See ‘‘Interest Rate Transactions.’’

Portfolio Turnover Risk. The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust’s investment objective. Although the Trust cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and on energy, natural resources and basic materials companies and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

Trading Market	AMPS are not listed on an exchange. Instead, you may buy or sell the AMPS at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Trust (a ‘‘Broker-Dealer’’), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in AMPS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer AMPS outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for each series of AMPS and the day on which each subsequent auction will normally be held for each series of AMPS. The first auction date for each series of AMPS will be the business day before the dividend payment date for the initial rate period for each series of AMPS. The start date for subsequent rate periods will normally be the business day following the auction dates unless the then-current rate period is a special rate period or the first day of the subsequent rate period is not a business day.

First auction date*	Subsequent auction date
Series
Series
Series

*	All dates are 2007.

Dividends and Rate Periods	The table below shows the dividend rate for the initial rate period on the AMPS offered in this prospectus. For subsequent rate periods, AMPS will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the maximum applicable rate. See ‘‘Description of AMPS—Dividends and Dividend Periods.’’

In addition, the table below also shows the date from which dividends on the AMPS will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

Finally, the table below shows the number of days of the initial rate period for the AMPS. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than seven days will be set out in the notice designating a special rate period. See ‘‘Description of AMPS—Dividends and Dividend Periods—Designation of Special Rate Periods.’’

	Initial Dividend Rate	Date of Accumulation at Initial Rate*	Dividend Payment Date for Initial Rate Period*	Subsequent Dividend Payment Day	Number of Days of Initial Rate Period
Series
Series
Series

*	All dates are 2007.

Ratings	The shares of each series of AMPS are expected to be issued with a rating of AAA from S&P and Fitch. In order to maintain these ratings, the Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies’ guidelines. See ‘‘Description of AMPS—Rating Agency Guidelines and Asset Coverage.’’

Redemption	The Trust may be required to redeem AMPS if, for example, the Trust does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Trust voluntarily may redeem AMPS under certain conditions. See ‘‘Description of AMPS—Redemption’’ and ‘‘Description of AMPS—Rating Agency Guidelines and Asset Coverage.’’

Liquidation Preference	The liquidation preference for shares of each series of AMPS will be $25,000 per share plus accumulated but unpaid dividends. See ‘‘Description of AMPS—Liquidation.’’

Voting Rights	The holders of preferred shares, including AMPS, voting as a separate class, have the right to elect at least two trustees of the Trust at all times. Such holders also have the right to elect a majority of the trustees in the event that two years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. The holders of preferred shares, including AMPS, will vote as a separate class or classes on certain other matters as required under the Trust’s Amended and Restated Agreement and Declaration of Trust, the Investment Company Act and Delaware law. See ‘‘Description of AMPS—Voting Rights’’ and ‘‘Certain Provisions in the Agreement and Declaration of Trust.’’

FINANCIAL HIGHLIGHTS (Unaudited)

Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust’s investment operations on December 27, 2006 through             , 2007. Since the Trust was recently organized and commenced investment operations on December 27, 2006, the table covers less than       weeks of operations, during which a substantial portion of the Trust’s portfolio was held in temporary investments pending investment in securities that meet the Trust’s investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust’s future operating performance.

For the period December 27, 2006* through , 2007
Per Common Share Operating Performance:
Net asset value, beginning of period**	$
Net investment income
Net unrealized gain on investments
Net increase from investment operations
Capital charge with respect to issuance of common shares
Net asset value, end of period**	$
Market value, end of period**	$
Total Investment Return††
Ratios to Average Net assets of Common Shareholders:
Expenses after fee waiver
Expenses before fee waiver
Net investment income after fee waiver
Net investment income before fee waiver
Supplemental Data:
Average net assets of common shareholders (000)	$
Portfolio turnover
Net assets of common shareholders, end of period (000)	$

*	Commencement of investment operations.

**	Net asset value and market value are published in Barron’s on Saturday and The Wall Street Journal on Monday.

†	Net asset value immediately after the closing of the first public offering was $ .

††	Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Total investment return does reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

#	Annualized.

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust’s common shares.

THE TRUST

The Trust is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on October 26, 2006, pursuant to an Agreement and Declaration of Trust, as subsequently amended and restated, governed by the laws of the State of Delaware. On December 27, 2006, the Trust issued an aggregate of 47,000,000 common shares of beneficial interest, par value $.001 per share, pursuant to the initial public offering and commenced its investment operations. The Trust granted to the underwriters in connection with the common share offering an option, exercisable within 45 days from December 27, 2006, to purchase up to 7,050,000 additional common shares for net proceeds, after expenses approximately $        . The underwriters of the common share offering may exercise such option, in whole or in part, solely for the purpose of covering over-allotments, if any, in connection with the common share offering. The Trust’s common shares are traded on the New York Stock Exchange under the symbol ‘‘BTZ’’.

The following provides information about the Trust’s outstanding shares as of             , 2007:

Title of Class	Amount Authorized	Amount held by the Trust or for its Account	Amount Outstanding
Common Shares	Unlimited	0
AMPS	Unlimited	0	0
Series		0	0
Series		0	0
Series		0	0

USE OF PROCEEDS

The net proceeds of this offering will be approximately $         after payment of the estimated offering costs and the deduction of the sales load. The Trust will invest the net proceeds of this offering in accordance with the Trust’s investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in preferred and equity securities that meet the Trust’s investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.

CAPITALIZATION (Unaudited)

The following table sets forth the capitalization of the Trust as of        , 2007 and as adjusted to give effect to the issuance of the AMPS offered hereby.

	Actual	As Adjusted
Shareholder’s Equity:
AMPS, $.001 par value, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; no shares issued, as adjusted)
Common shares, $.001 par value per share; unlimited shares authorized, shares outstanding*
Paid-in surplus
Balance of undistributed net investment income
Accumulated net realized gain/loss from investment transactions
Net unrealized appreciation/depreciation of investments
Net assets

* None of these outstanding shares are held by or for the account of the Trust.

PORTFOLIO COMPOSITION

As of             , 2007, approximately         % of the market value of the Trust’s portfolio was invested in preferred securities, approximately     % of the market value of the Trust’s portfolio was invested in common stocks and approximately     % of the market value of the Trust’s portfolio was invested in other securities. The following table sets forth certain information with respect to the composition of the Trust’s investment portfolio as of                 , 2007, based on the highest rating assigned.

	Value (000)	Percent
Credit Rating
AAA/Aaa*
AA/Aa
A/A
BBB/Baa BB/Ba
Unrated**
Total

*	Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.

**	Refers to securities that have not been rated by Moody’s or S&P, but that have been assessed by BlackRock as being of comparable credit quality to rated securities in which the Trust may invest. See ‘‘The Trust’s Investments—Investment Objective and Policies.’’

THE TRUST’S INVESTMENTS

Investment Objective and Policies

The Trust’s investment objective is to seek current income, current gains and capital appreciation. There can be no assurance that the Trust will achieve its investment objective or be able to structure its investments as anticipated. The Trust is not intended as, and you should not construe it to be, a complete investment program.

In addition, under normal market conditions:

•	The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in providing financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

•	While the Trust does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its Managed Assets in illiquid securities.

The Trust will invest at least 80% of its Managed Assets in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities. The Trust expects that, under current market conditions, it will invest in both traditional preferred securities, the dividend income from which may be eligible for the dividends received deduction and treatment as qualified dividend income, and ‘‘trust’’ preferred securities, the dividend income from which is not deductible nor eligible for treatment as qualified dividend income. Under normal market conditions, the Trust’s portfolio of preferred securities is expected to consist of both fixed rate preferred and adjustable rate preferred securities. Although the Trust expects initially to invest approximately 70% of its Managed Assets in preferred securities and 30% of its Managed Assets in equity securities and derivatives with economic characteristics similar to individual or groups of equity securities, the Trust may invest any percentage of its assets in preferred securities or equity securities. Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities.

The Trust may invest up to 20% of its Managed Assets in securities other than preferred and equity securities, including debt securities and convertible securities. See ‘‘The Trust’s Investments’’ and ‘‘Risks.’’

The percentage limitations set forth in this prospectus apply at the time of investment, and the Trust will not be required to sell securities because of subsequent changes in market values.

For a more complete discussion of the Trust’s intended portfolio composition, see ‘‘—Portfolio Composition.’’

Portfolio Composition

The Trust’s portfolio will be composed principally of the following investments. A more detailed description of the Trust’s investment policies and restrictions and more detailed information about the Trust’s portfolio investments are contained in the Statement of Additional Information.

Preferred Securities Portfolio

Preferred Securities.    Initially, the Trust expects to invest approximately 70% of its Managed Assets in preferred securities.

There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to in this prospectus as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional Preferred Securities.    Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a ‘‘preference’’ over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Trust determine not to pay dividends on such stock, the amount of dividends the Trust pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Trust invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Trust’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Trust would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Not all traditional preferred securities pay dividends that are eligible for the dividends received deduction or treatment as qualified dividend income. See ‘‘Tax Matters.’’

Trust Preferred Securities.    Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (‘‘TOPrS®’’); monthly income preferred securities (‘‘MIPS®’’); quarterly income bond securities (‘‘QUIBS®’’); quarterly income debt securities (‘‘QUIDS®’’); quarterly income preferred securities (‘‘QUIPSSM’’); corporate trust securities (‘‘CORTS®’’); public income notes (‘‘PINES®’’); and other trust preferred securities.1

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the dividends received deduction or treatment as qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

1	TOPrS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks and QUIPS is a service mark owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc.

Common Stock Portfolio

Initially, the Trust expects to invest approximately 30% of its Managed Assets in equity securities and derivatives with economic characteristics similar to individual or groups of equity securities.

Common stock represents an equity ownership interest in a company. Under normal market conditions, the Trust’s common stock portfolio will consist primarily of dividend-paying common stocks of U.S. issuers. The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks, and to issuers in any industry or sector. Because the Trust will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Trust’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

In selecting common stocks, the Advisors generally will follow a quantitative investment approach. The Advisors seeks to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index. The equity portfolio may include common stocks outside of the S&P 500 Index, consistent with the Trust’s investment objective and strategies.

Index Option Strategy

Under the Index Option Strategy, the Trust will write (sell) call options, and to a lesser extent may write put options, on the S&P 500 Index and other equity indices on a continuous basis such that the underlying notional value of the indices do not exceed the value of the Trust’s equity portfolio. Initially, the Trust intends to write index options having an aggregate notional value equal to 60% to 70% of the equity (common stock) portion of the portfolio. While the Trust will receive premiums under the Index Option Strategy, the Trust gives up any potential increase in value of the index above the exercise price specified in the written option through the expiration date of the option.

An index call option is a contract that represents the right to purchase the cash value of an index at an exercise price at or until the expiration date of the option. As the writer (seller) of an equity index call option, the Trust would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Trust any appreciation in the cash value of the index over the exercise price at or until the expiration date of the option. If the purchaser exercises the index call option sold by the Trust, the Trust would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Trust sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium.

An index put option is a contract that represents the right to sell the cash value of an index at the exercise price at or until the expiration date of the option. As the writer (seller) of an equity index put option, the Trust would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Trust the amount by which the cash value of the index is below the exercise price at or until the expiration date of the option. If the purchaser exercises the index put option sold by the Trust, the Trust would pay the purchaser the difference between the cash value of the index and the exercise price. In effect, the Trust agrees to accept the potential depreciation in the value of the index below the exercise price during the term of the option in exchange for the premium. If that depreciation is substantial, the Trust may incur a substantial loss.

The Trust may repurchase an index option that it has written (sold) prior to its expiration date and extinguish its obligation thereunder. In that case, the cost of repurchasing the option (net of any premiums received) will determine the gain or loss realized by the Trust.

Most option contracts are originated and standardized by the OCC. The Trust will write (sell) options that are generally issued, guaranteed and cleared by the OCC. Listed options are currently traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange and

various other U.S. options exchanges. The Trust may also write unlisted (or ‘‘over-the-counter’’) call and put options. In general, the Trust will primarily write (sell) index options that are ‘‘European style,’’ meaning that the options may be exercised only on the expiration date. However, the Trust may from time to time sell index options that are ‘‘American style,’’ meaning that the options may be exercised at any point up to and including the expiration date.

Under the Index Option Strategy, the Trust will primarily write (sell) call options, and to a lesser extent may write put options, on the S&P 500 Index but may from time to time write options on narrower equity market indices, such as the Nasdaq 100 Index or on indices focused on particular industries or sectors. An equity index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of these securities. The Advisors will actively manage the Trust’s index options positions using quantitative and statistical analysis that focuses on relative value and risk/return. In determining whether to write equity index options on indices other than the S&P 500 Index, the Advisors will consider: (i) the risk profile of the Trust’s overall portfolio, (ii) market factors, such as current market levels and volatility, and (iii) options specific factors, such as premium/cost, exercise price and time to expiration.

The Advisors do not intend to write (sell) options on equity indices where the underlying notional value of the indices exceeds the net asset value of the Trust’s equity portfolio. The Trust will ‘‘cover’’ its written equity index option positions by segregating liquid assets in an amount equal to the contract value of the index and/or by entering into offsetting positions (i.e., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is equal to or less than the exercise price of the call written).

The Trust will generally write (sell) index options that are ‘‘out-of-the-money’’ or ‘‘at-the-money’’ at the time of sale. Out-of-the-money options are options with an exercise price that is above (in the case of a call option) or below (in the case of a put option) the current cash value of the index and at-the-money options are options with an exercise price that is equal to the current cash value of the index. In addition to providing possible gains through premiums, out-of-the money index options allow the Trust to potentially benefit from appreciation in the equity securities held by the Trust with respect to which the option was written, to the extent the Trust’s equity portfolio is correlated with the applicable index, up to the exercise price. The Trust generally will write out-of-the-money options where the exercise price is not more than 5% higher (in the case of a call option) or lower (in the case of a put option) than the cash value of the index at the time of sale, although the Advisors reserve the right to sell index options that are more deeply out-of-the-money as it deems necessary or appropriate based upon market conditions and other factors. The Trust also reserves the right to sell index options that are ‘‘in-the-money’’ (i.e., those with an exercise price below (in the case of a call option) or above (in the case of a put option) the cash value of the index at the time of sale) and will generally limit these to options where the exercise price is not more than 5% lower (in the case of a call option) or higher (in the case of a put option) than the cash value of the index. The Trust may sell options that are more deeply in-the-money as it deems necessary or appropriate based upon market conditions and other factors. When the prices of the equity index upon which an option is written change, options that were out-of-the-money when written may become in-the-money (i.e., the cash value of the index rises above (in the case of a call option) or falls below (in the case of a put option) the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Trust forced to pay the amount due on the contract upon the purchaser’s exercise of the option.

For conventional listed options, the option’s expiration date can be up to nine months from the date the options are first listed for trading. Longer-term options can have expiration dates up to three years from the date of listing. Initially, the Trust expects that it will primarily write index options whose terms to expiration range from one to three months. The Trust reserves the right to sell index options of both longer and shorter terms. The Advisors may write options on ETFs and other similar instruments designed to correlate with the performance of an equity index or market segment. The Trust also may write options on individual equity securities.

The Advisors will attempt to maintain for the Trust written call options positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust’s equity portfolio. In doing so, the Advisors will consider data relating to the Trust’s equity holdings, including net assets, industry and sector weightings, and historic volatility. As noted above, the Trust will invest primarily in dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust’s equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums and may be significant. The Trust cannot guarantee that the Index Option Strategy will be effective. See ‘‘Risks—Risks Associated with Writing Index Options.’’

Other Investment Securities and Techniques

Financial Services Company Securities.    The Trust will invest at least 25% of its Managed Assets in securities issued by companies ‘‘principally engaged’’ in financial services. A company is ‘‘principally engaged’’ in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services.

Non-U.S. Securities.    The Trust will invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Trust, a company is deemed to be a non-U.S. company if it meets any of the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s assets is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks with respect to its investments in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Short Sales.    The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to strategic positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker dealer.

If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales ‘‘against the box’’ without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Non-Investment Grade Securities.    The Trust may invest up to 20% of its Managed Assets in preferred or other income securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. When the Advisors believe it to be in the best interests of the Trust’s common and preferred shareholders, the Trust will reduce its investment in lower grade securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity and will be a substantial factor in the Trust’s relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and,

although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period.    During the period in which the net proceeds of the offering of common shares and of this offering of the AMPS are being invested, during periods in which the Advisors determine that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments. See ‘‘Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities’’ in the Statement of Additional Information.

The Advisors’ determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in short-term debt securities.

Securities Lending and Delayed Settlement Transactions.    The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust’s net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Strategic Transactions.    In addition to the option strategies discussed above, the Trust may, but is not required to, use various strategic transactions described below to, facilitate portfolio management, mitigate risks and enhance total return. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Advisors seek to use the practices to further the Trust’s investment objective, no assurance can be given that these practices will achieve this result.

The Trust may purchase and sell derivative instruments such as exchange listed and over-the-counter put and call options on securities, financial futures, equity indices and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as ‘‘Strategic Transactions.’’ The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust’s portfolio, protect the value of the Trust’s portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential total returns although the Trust will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use Strategic Transactions successfully depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust’s Statement of Additional Information.

INTEREST RATE TRANSACTIONS

In connection with the Trust’s anticipated use of leverage through its issuance of AMPS or borrowings, the Trust may enter into interest rate swap or cap transactions. Interest rate swaps involve the Trust’s agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust’s variable rate payment obligation on AMPS or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

The Trust may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Trust would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust’s net payment obligations under any swap transaction, marked to market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Trust’s use of interest rate swaps or caps could enhance or harm the overall performance or the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Trust to the counterparty exceeds the additional amount the Trust would have been required to pay had it not entered into the cap agreement. The Trust has no current intention of selling an interest rate swap or cap. The Trust would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust’s leverage.

Interest rate swaps and caps generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest or premium payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on its AMPS or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or cap transaction with any counterparty that BlackRock believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, BlackRock will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Trust’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its schedule termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

The Trust may choose or be required to redeem some or all AMPS or prepay any borrowings. This redemption would likely result in the Trust seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Trust. An early termination of a cap could result in a termination payment to the Trust.

In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See ‘‘The Trust’s Investments—Portfolio Composition—Other Investment Securities and Techniques—Strategic Transactions’’ above for additional information.

RISKS

Recently Organized.    The Trust is a recently organized, non-diversified, closed-end management investment company and has an limited operating history.

Auction Risk.    The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See ‘‘Description of AMPS’’ and ‘‘The Auction—Auction Procedures.’’

Secondary Market Risk.    If you try to sell your AMPS between auctions you any not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for AMPS are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. AMPS are not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk.    It is expected that while S&P will assign a rating of AAA to the AMPS, such ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. S&P could withdraw or downgrade their rating of the AMPS, which may make your shares less liquid at an auction or in the secondary market. If S&P withdraws its rating or downgrades AMPS, the Trust may alter its portfolio or redeem AMPS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust also may voluntarily redeem AMPS under certain circumstances. See ‘‘Description of AMPS—Rating Agency Guidelines and Asset Coverage’’ for a description of the asset maintenance tests the Trust must meet.

Special Risks Related To Preferred Securities.    There are special risks associated with investing in preferred securities, including:

Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

Subordination.    Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.    Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, as described under ‘‘The Trust’s Investments—Portfolio Composition,’’ holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Trust.

New Types of Securities.    From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Trust’s investment objective and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Common Stock Risk.    The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly underperformed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates recently have been rising and it is possible that they will rise further.

Risks Associated with Writing Index Options.    There are various risks associated with the Index Option Strategy. The purchaser of an index option written (sold) by the Trust has the right to any appreciation in the cash value of the index over the exercise price up to and including the expiration date. Therefore, as the writer of an index call option, the Trust forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Trust with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call. However, the Trust has retained the risk of loss (net of premiums received) should the price of the Trust’s portfolio securities decline.

The purchaser of an index put written (sold) by the Trust has the right to any depreciation in the cash value of the index below the exercise price up to and including the expiration date. Therefore, as the writer of an index put option, the Trust accepts, during the term of the option, the risk of decreases in the cash value of the index which the option was written below the exercise price of the put. While the Trust’s potential gain in writing an index put option is limited to distributions earned on liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the cash value of the exercise price.

The Advisor will attempt to maintain for the Trust written option positions on equity indices whose price movements, taken in the aggregate, are correlated with the price movements of the common stocks and other securities held in the Trust’s equity portfolio. In doing so, the Advisor will consider data relating to the Trust’s equity holdings, including net assets, industry and sector weightings, and historic volatility. In addition, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As noted above, the Trust will invest primarily in dividend-paying common stocks of U.S. issuers and will not seek to replicate the risk and return characteristics of the S&P 500 Index. At the same time, the Trust will primarily sell call options on the S&P 500 Index, but may from time to time sell call options on other equity indices. The Index Option Strategy involves significant risk that the initial value and/or changes in value of the S&P 500 Index and other indices underlying the Trust’s written call options positions will not correlate closely with the initial value and/or changes in the value of securities held in the Trust’s equity portfolio. To the extent that there is a lack of correlation, movements in the indices underlying the options positions may result in losses to the Trust, which may more than offset any gains received by the Trust from the receipt of options premiums and may be significant. In these and other circumstances, the Trust may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Trust distributions. Such sales would involve transaction costs borne by the Trust and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Trust’s after-tax returns.

In addition, no assurance can be given that a liquid market will exist when the Trust seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Trust’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for index options may not conform to the hours during which securities held by the Trust are traded. To the extent that the options markets close before the markets for the securities underlying the index option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall stock market and the underlying securities represented in an index, and the remaining term to the option’s expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

The Trust’s transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write may be affected by options written by other investment advisory clients of the Advisors or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Interest Rate Risk.    Interest rate risk is the risk that fixed-income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust’s investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, forcing the Trust to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. See ‘‘Risks—Interest Rate Risk.’’

Credit Risk.    Credit risk is the risk that a security in the Trust’s portfolio will decline in price or the issuer will fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than debt instruments. The Trust may invest up to 20% (measured at the time of investment) of its Managed Assets in preferred securities and other income securities that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by BlackRock. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as ‘‘junk bonds.’’

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions on those shares can decline. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the AMPS would increase, tending to offset this risk.

Concentration Risk.    The Trust will invest at least 25% of its Managed Assets in the securities of companies principally engaged in financial services. This policy makes the Trust more susceptible to adverse economic or regulatory occurrences affecting that sector.

A company is ‘‘principally engaged’’ in financial services if it owns financial services-related assets that are responsible for at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, insurance companies and companies providing similar services. Concentration of investments in the financial services sector includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•	financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Convertible Securities.    Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Non-U.S. Securities Risk.    Under normal market conditions, up to 35% of the Trust’s Managed Assets may be invested in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to, (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non U.S. securities also may be subject to foreign withholding taxes. Dividend income from non U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Emerging Markets Risk.    Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non U.S. issuers to a heightened degree. ‘‘Emerging market countries’’ generally include every nation in the world except developed countries, that is the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk.    Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return, which may further expose the Trust to the risks of foreign currency movements and other risks. See ‘‘Risks—Strategic Transactions.’’

Small and Mid-Capitalization Stock Risk.    While the Trust generally will invest primarily in large capitalization companies, the Trust may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

Short Sales Risk.    Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Non-Investment Grade Securities Risk.    The Trust may invest up to 20% of its Managed Assets in preferred and other income securities that are below investment grade. Non-investment grade securities are commonly referred to as ‘‘junk bonds.’’ Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Because of the substantial risks associated with lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short term and the long term. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value.

Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Trust’s ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if it were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Trust may incur additional expenses to seek recovery.

Dividend Risk.    Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Trust invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. As described further in ‘‘Tax Matters,’’ qualified dividend income received by the Trust will generally be eligible for the reduced tax rate applicable to individuals for taxable years beginning on or before December 31, 2010. There is no assurance as to what portion of the Trust’s distributions will constitute qualified dividend income.

Non-Diversification.    The Trust has registered as a ‘‘non-diversified’’ investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% but not more than 25% (except for investments in U.S. government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer or the securities of one or more qualified publicly traded partnerships. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Strategic Transactions.    In addition to writing (selling) index call options, the Trust may write call options on ETFs and other similar products, which involves many of the risks associated with index call option writing as discussed above. The Trust also may write options on individual portfolio securities.

The Trust may engage in various other portfolio strategies both to seek to increase the return of the Trust and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. Strategic transactions in which the Trust may engage for hedging purposes, risk management, or to enhance total return, including engaging in transactions, such as options, futures, swaps, foreign currency transactions, such as forward foreign currency contracts, currency swaps or options on currency and currency futures, and other derivatives transactions (‘‘Strategic Transactions’’) also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Counterparty Risk.    The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

Restricted and Illiquid Securities Risk.    The Trust may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Trust or at prices approximating the value at which the Trust is carrying the securities on its books.

Interest Rate Transactions Risk.    The Trust may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Trust. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Trust. See ‘‘Interest Rate Transactions.’’

Portfolio Turnover Risk.    The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust’s investment objective. Although the Trust cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and on energy, natural resources and basic materials companies and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets. Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

MANAGEMENT OF THE TRUST

Trustees and Officers

The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are six trustees of the Trust. A majority of the trustees are not ‘‘interested persons’’ (as defined in the Investment Company Act) of the Trust. The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under ‘‘Management of the Trust’’ in the Statement of Additional Information.

Investment Advisor and Sub-Advisors

BlackRock Advisors, LLC acts as the Trust’s investment advisor. BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC act as sub-advisors for the Trust.

BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, BlackRock Financial Management, Inc., located at 40 East 52nd Street, New York, New York 10022, and BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, are wholly owned subsidiaries of BlackRock, Inc. BlackRock, Inc. is one of the world’s largest publicly traded investment management firms. As of September 30, 2006, the assets under management of BlackRock were $1.075 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

The BlackRock organization has over 18 years of experience managing closed-end products and, as of September 30, 2006, advised a closed-end family of 104 active funds with approximately $42.7 billion in assets. BlackRock manages $3 billion of preferred stock assets, including $2.9 billion across closed-end funds. BlackRock has $255 billion in equity assets under management as of September 30, 2006, including $6.5 billion of assets across 13 equity closed-end funds. Headquartered in New York City, the firm has over 4,700 employees in 18 countries and a major presence in key global markets, including the United States, Europe, Asia, Australia and the Middle East.

Portfolio Managers.    BlackRock uses a team approach in managing the Trust’s portfolio. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals. BlackRock’s portfolio management team for the Trust includes the following four portfolio managers:

Scott Amero, Managing Director, is co-head of BlackRock’s fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing the portfolio and allocations among asset classes. He is also the head of global fixed income research. He has held these functional positions for the past five years at BlackRock. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust.

Prior to joining BlackRock in 1990, Mr. Amero was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Amero joined First Boston in 1985 and became the firm’s primary strategist for short duration securities.

Mr. Amero has authored numerous publications on topics including mortgage securities, short duration securities and derivative products. He also authored ‘‘The Challenges of CMO Portfolio Management’’ which was published in CMO Portfolio Management. Mr. Amero earned a BA degree in applied mathematics and economics from Harvard University in 1985, and an MBA degree in finance from New York University in 1991.

John Burger, CFA, Managing Director and portfolio manager, is a member of BlackRock’s fixed income portfolio management group. His primary responsibility is managing client portfolios, with a sector emphasis on corporate securities. Together with Mr. Chen, he is primarily responsible for selecting the preferred securities in which the Trust invests.

Mr. Burger joined BlackRock following the merger with Merrill Lynch Investment Managers (MLIM) in September 2006. Mr. Burger was a portfolio manager for core fixed income portfolios for the prior five years at MLIM. In this role Mr. Burger specialized in corporate securities and was responsible for portfolios that invested in preferred securities. Mr. Burger continues as one of the portfolio managers for the BlackRock Preferred Income Strategies Fund, the BlackRock Preferred & Corporate Income Strategies Fund and the BlackRock Capital and Income Strategies Fund. Mr. Burger was responsible for these funds’ investments in preferred securities. Prior to joining MLIM in 1987, Mr. Burger was the short-term investment manager for the Merrill Lynch & Co., Inc. Insurance Group, where he directed both the cash management and money market desks. Mr. Burger began his career at Merrill Lynch & Co., Inc. in 1986. Mr. Burger earned a BS degree in business management and economics from Cornell University in 1985.

Daniel Chen, Vice President and portfolio manager, is a member of BlackRock’s fixed income portfolio management group. His primary responsibility is managing client portfolios, with a sector emphasis on corporate securities. Together with Mr. Burger, he is primarily responsible for selecting the preferred securities in which the Trust invests. Mr. Chen joined the Portfolio Management Group in 2002. Since joining the Portfolio Management Group, Mr. Chen has been responsible for developing and implementing strategies for portfolios that invest in the corporate sector. In this role, Mr. Chen has been responsible for managing portfolios that invest in preferred securities. Mr. Chen is currently a portfolio manager responsible for selecting preferred securities for BlackRock Preferred Opportunity Trust. Mr. Chen began his career at BlackRock in 1999 as an analyst in the Portfolio Analytics Group. Mr. Chen earned a BS degree in economics from the University of Pennsylvania in 1999.

Jonathan Clark, Director and portfolio manager, is a member of BlackRock’s Quantitative Equity Investment Team. Mr. Clark is primarily responsible for selecting the common stocks in which the Trust invests and implementing the Index Options Strategy. Mr. Clark jointed the quantitative team at MLIM in 1999 and where he served as a portfolio manager and derivatives specialist for the legacy MLIM quantitative funds and structured investments for the past five years. In this role, Mr. Clark was responsible for developing and implementing strategies for portfolios that utilize derivatives and structured investments. Mr. Clark is a portfolio manager on the BlackRock Enhanced Equity Yield Fund and the BlackRock Enhanced Equity Yield and Premium Fund. Prior to joining MLIM, Mr. Clark was at MLC Investments, a hedge fund, where he spent over three years on the trading desk. Mr. Clark also spent four years at Bankers Trust with the Global Investment Management Group. Mr. Clark earned a BS degree in finance from Lehigh University.

The Statement of Additional Information contains additional information about other accounts managed by the portfolio managers, the compensation of the portfolio managers and the portfolio managers’ ownership of the common shares of the Trust.

Investment Process

BlackRock employs its investment process in connection with the Trust. With respect to preferred securities in general, BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock manages fixed income portfolios by using a strategy that invests in sectors of the fixed income market that BlackRock believes are undervalued by moving out of sectors that BlackRock believes are fairly or overvalued. BlackRock researches and is active in analyzing the sectors which it believes are under, fairly and overvalued in order to achieve a portfolio’s investment objective. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and has been doing this since its inception of its fixed income products in 1988.

BlackRock’s style is designed with the objective of generating excess returns with lower risk than our benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, consistent value is added and performance volatility is controlled.

BlackRock’s disciplined investment process seeks to add value through (i) controlling portfolio duration within a narrow band relative to a benchmark index, (ii) relative value sector/sub-sector rotation and security selection, (iii) rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole, (iv) intense credit analysis and review and (v) the judgment of experienced portfolio managers.

In selecting common stocks, the Advisors generally follows a quantitative investment approach. The Advisors seek to identify the highest yielding common stocks in the U.S. equity market and then seeks to select stocks that satisfy certain industry and sector weight criteria as well as certain quality and risk factors. The stock selection process is based on a quantitative model that seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index. The equity portfolio may include common stocks outside of the S&P 500 Index, consistent with the Trust’s investment objective and strategies.

The technology that enables BlackRock to implement its investment strategies is constantly improving. BlackRock’s commitment to maintaining its state-of-the-art analytics in the most cost efficient way is manifest in (i) the development of proprietary tools, (ii) the purchase of tools such as RiskMetrics(TM) and (iii) the integration of all of these tools into a unique portfolio level risk management system. By continually updating analytics and systems, BlackRock is able to better quantify and evaluate the risk of each investment decision.

BlackRock’s approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock’s analytical process focuses on anticipating changes in credit trends before market recognition. Credit research is a critical, independent element of BlackRock’s process.

Investment Management Agreements

The Trust has agreed to pay BlackRock Advisors a management fee at an annual rate equal to .65% of the average weekly value of the Trust’s Managed Assets. BlackRock Advisors pays a sub-advisory fee to BlackRock Financial Management, Inc. equal to 52% of the management fee received by the Adviser, and a sub-advisory fee to BlackRock Investment Management, LLC equal to 23% of the management fee received by the Adviser. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to BlackRock Advisors by the Trust. BlackRock Advisors currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

DESCRIPTION OF AMPS

The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, including the meanings of the defined terms used herein but not otherwise defined, please refer to the detailed description of the AMPS in the Statement of Preferences (the ‘‘Statement’’) attached as Appendix A to the Statement of Additional Information.

General

The Trust’s Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined by the board of trustees without the approval of common shareholders. The Statement currently authorizes the issuance of AMPS, Series ,    AMPS, Series and    AMPS, Series . All AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

The AMPS of each series will rank on parity with any other series of AMPS and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each AMPS carries one vote on matters that AMPS can be voted. AMPS, when issued, will be fully paid and non-assessable (except as provided for in Section 3.8 of the Trust’s Agreement and Declaration of Trust, as amended and restated) and have no preemptive, conversion or cumulative voting rights.

Dividends and Rate Periods

The following is a general description of dividends and Rate Periods.

Rate Periods.    The Initial Rate Period for each series is as set forth below:

Initial Rate Period
Series
Series
Series

Any subsequent Rate Periods of shares of a series of AMPS will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as Special Rate Periods. See ‘‘Designation of Special Rate Periods’’ below.

Dividend Payment Dates.    Dividends on each series of AMPS will be payable when, as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series of AMPS as follows:

	Initial Dividend Payment Date*	Subsequent Dividend Payment Dates on Each
Series
Series
Series

*	All dates are 2007.

If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 7 Rate Period Days.

Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer’s designee as Agent Member.

Calculation of Dividend Payment.    The Trust computes the dividends per share payable on shares of a series of AMPS by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365 if such Dividend Period consists of seven days, 360 for all other Dividend Periods. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

Dividends on shares of each series of AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

The maximum applicable rate for any rate period for a series of AMPS will generally be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period based on the rating of the AMPS in effect at the close of business on the Business Day preceding the auction date. If S&P shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable percentage for a series of AMPS is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period.

Applicable Percentage Payment Table

Credit Ratings S&P	Applicable Percentage
AA or higher	150%
A to A+	200%
BBB to BBB+	225%
Below BBB	275%

The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:

Reference Rate Table

Rate Period	Reference Rate
Less than 182 days	AA Composite Commercial Paper Rate
183 days to 364 days	Treasury Bill Rate
365 days or more	Treasury Note Rate

The AA Composite Commercial Paper Rate is as set forth in the table set forth below:

AA Composite Commercial Paper Rate Table

Minimum Rate Period	Special Rate Period	AA Composite Commercial Paper Rate*
7 days	48 days or fewer	30-day rate
	49 days to 69 days	60-day rate
	70 days to 84 days	Average of 60-day and 90-day rates
	85 days to 98 days	90-day rate
	99 days to 119 days	Average of 90-day and 120-day rates
	120 days to 140 days	120-day rate
	141 days to 161 days	Average of 120-day and 180-day rates
	162 days to 182 days	180-day rate

*	Rates stated on a discount basis

If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the auction agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

If an auction for any series of AMPS is not held when scheduled for any reason, other than by reason of force majeure, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

Restrictions on Dividends and Other Distributions.    While the AMPS are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

•	immediately after such transaction, the Discounted Value of the Trust’s portfolio would be equal to or greater than certain threshold amounts referred to as the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see ‘‘Rating Agency Guidelines and Asset Coverage’’ below);

•	full cumulative dividends on each series of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

•	the Trust has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the AMPS through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of AMPS through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

Designation of Special Rate Periods.    The Trust may, at its sole option, declare a special rate period for shares of a particular series of AMPS. Upon declaring a special rate period, the Trust will give notice to the auction agent and each Broken Dealer. The notice will request that the next succeeding rate period for the series of AMPS be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special rate period may be a number of days not evenly divisible by seven if all shares of the series of AMPS are to be redeemed at the end of such special rate period. The Trust may not request a special rate period unless sufficient clearing bids for shares of such series were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Trust must also have received confirmation from S&P or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency’s then-current rating on the AMPS, and the lead Broker-Dealers designated by the Trust,                                                              must not have objected to declaration of a special rate period.

Redemption

Mandatory Redemption.    The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of the Preferred Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the AMPS. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the AMPS, the Trust must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the

Trust. The mandatory redemption will be limited to the number of AMPS necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

Optional Redemption.    The Trust, at its option, may redeem the shares of any series of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of AMPS may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. Shares of a series of AMPS may not be redeemed in part if fewer than 300 Shares would remain outstanding after the redemption. The Trust has the authority to redeem the series of AMPS for any reason.

Liquidation

If the Trust is liquidated, the holders of any series of outstanding AMPS will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the common shares. The holders of AMPS will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of AMPS to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of AMPS of the full preferential amounts as described, the holders of AMPS will have no right or claim to any of the remaining assets of the Trust.

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

•	the sale of all or substantially all the property or business of the Trust;

•	the merger or consolidation of the Trust into or with any other business trust or corporation; or

•	the merger or consolidation of any other business trust or corporation into or with the Trust.

Rating Agency Guidelines and Asset Coverage

The Trust is required under guidelines of S&P and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. S&P and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency’s guidelines, all or a portion of the holding’s value will not be included in the rating agency’s calculation of Discounted Value. The S&P and Fitch guidelines do not impose any limitations on the percentage of the Trust’s assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust’s portfolio. The amount of ineligible assets included in the Trust’s portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the AMPS then outstanding and (b) certain accrued and projected payment obligations of the Trust.

The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the AMPS (‘‘Investment Company Act Preferred Shares Asset Coverage’’). The Trust’s Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is

amended. Based on the composition of the portfolio of the Trust and market conditions as of             , 2007, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust’s preferred shares, assuming the issuance on that date of all AMPS offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $             would have been computed as follows:

Value of Trust assets less liabilities not constituting senior securities =	= $
Senior securities representing indebtedness plus liquidation value of the preferred shares

In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS or the Investment Company Act, as the case may be, the Trust will be required to redeem AMPS as described under ‘‘Redemption—Mandatory Redemption’’ above.

The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by S&P and Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change, suspend or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from S&P or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the AMPS.

As described by S&P and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the AMPS is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to S&P and Fitch by the Trust and BlackRock and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

The rating agency’s guidelines will apply to the AMPS only so long as the rating agency is rating the shares. The Trust will pay certain fees to S&P and Fitch for rating the AMPS.

Voting Rights

Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of AMPS will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

Holders of outstanding preferred shares, including AMPS, voting as a separate class, are entitled to elect two of the Trust’s trustees. The remaining trustees are elected by holders of common shares and preferred shares, including AMPS, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including AMPS, are due and unpaid in an amount equal to two full years. of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including AMPS, is that the number of trustees constituting the board of trustees will be automatically increased by the smallest numbers that, when added to the two trustees elected exclusively by the holders of preferred shares including AMPS as described above, would constitute a majority of the board of trustees. The holders of preferred shares, including AMPS, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including AMPS, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including AMPS, will automatically terminate.

As long as any AMPS are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the AMPS outstanding at the time (voting together as a separate class):

(a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, authorize, create or issue additional shares of or increase the authorized amount of the AMPS or any other preferred shares, unless, in the case of shares of preferred shares on parity with the AMPS, the Trust obtains written confirmation from S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is rating the AMPS), or any substitute rating agency (if any such substitute rating agency is then rating the AMPS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the AMPS and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

(b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if S&P or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

(c) authorize the Trust’s conversion from a closed-end to an open-end investment company; or

(d) approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the AMPS.

So long as any shares of the AMPS are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Agreement and Declaration of Trust or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust’s charter.

The foregoing voting provisions will not apply with respect to AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

THE AUCTION

The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of AMPS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of AMPS.

Auction Agency Agreement.    The Trust will enter into an auction agency agreement with the auction agent (currently, Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of AMPS, so long as the applicable rate for shares of such series of AMPS is to be based on the results of an auction.

The auction agent may terminate the auction agency agreement upon 45 days notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

Broker-Dealer Agreements.    Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for AMPS.

The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of AMPS placed by a Broker-Dealer at the auction.

The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days’ notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

Auction Procedures

Prior to the submission deadline on each auction date for shares of a series of AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of AMPS may submit the following types of orders with respect to shares of such series of AMPS to that Broker-Dealer.

1.    Hold order—indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

2.    Bid—indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

3.    Sell order—indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of AMPS then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of AMPS but that wishes to purchase AMPS of such series or that is a beneficial owner of AMPS of such series that wishes to purchase additional AMPS of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its Broker-Dealer an order in respect of AMPS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, the applicable rate for the next dividend period will then be 80% of the AA Composite Commercial Paper Rate.

The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of AMPS that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers’ Agent Members in accordance with DTC’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The auctions for Series        will normally be held every             , and each subsequent dividend period will normally begin on the following            . The auctions for Series will normally be held every         , and each subsequent dividend period will normally begin on the following            . The auctions for Series will normally be held every         , and each subsequent dividend period will normally begin on the following            .

If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

(i)    The Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, can pay the dividend;

(ii)    The affected Dividend Period will end on the day it otherwise would have ended; and

(iii)    The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

Secondary Market Trading and Transfers of AMPS

The Broker-Dealers are expected to maintain a secondary trading market in AMPS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in AMPS will provide owners with liquidity of investment. The AMPS will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser’s position.

A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

•	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

•	to a Broker-Dealer; or

•	to such other persons as may be permitted by the Trust;

provided, however, that:

•	a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

•	in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.

DESCRIPTION OF COMMON SHARES

In addition to the AMPS, the Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any AMPS are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on AMPS have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to AMPS would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the AMPS have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

The Trust’s common shares are traded on the New York Stock Exchange under the symbol ‘‘BTZ’’.

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust’s board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case ‘‘a majority of the outstanding voting securities’’ (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a ‘‘Principal Shareholder’’) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of common shares of the Trust.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period.

To convert the Trust to an open-end investment company, the Trust’s Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case ‘‘a majority of the outstanding voting securities’’ (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Trust’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust’s investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

For the purposes of calculating ‘‘a majority of the outstanding voting securities’’ under the Trust’s Amended and Restated Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust’s Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Agreement and Declaration of Trust also provides that the Trust may be liquidated upon the approval of 80% of the trustees.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Trust’s Agreement and Declaration of Trust, which is on file with the Securities and Exchange Commission.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust’s net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust’s common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

Any such repurchase may cause the Trust to repurchase AMPS to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the AMPS at that time.

TAX MATTERS

The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the ‘‘IRS’’) retroactively or prospectively. This discussion assumes that the shareholders hold their Trust shares as capital assets for U.S. Federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). In order to qualify the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute annually all or substantially all of such income.

The Trust intends to treat the AMPS as equity, rather than debt, of the Trust for U.S. Federal income tax purposes. It is possible, however, that the IRS might assert that the AMPS constitute debt of the Trust. If that position were upheld, distributions on the AMPS would be considered interest, taxable as ordinary income regardless of the earnings and profits of the Trust. The following discussion assumes the AMPS will be treated as equity.

Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as ‘‘ordinary income dividends’’), are generally taxable to you as ordinary income to the extent of the Trust’s earnings and profits. Such distributions (if designated by the Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust’s income consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum U.S. Federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Trust’s ordinary income dividends will qualify for the dividends received deduction or constitute qualified dividend income. Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (‘‘capital gain dividends’’), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time the shareholder has owned common shares of the Trust. The maximum U.S. Federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011.

The Trust’s investment in certain derivative contracts (so-called ‘‘section 1256 contracts’’), such as regulated futures contracts, certain foreign currency contracts, options on most stock indices and any listed non-equity options, are subject to special tax rules. Any such derivative contracts held by the Trust at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Trust’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Trust from such derivative contracts closed during the taxable year. Provided such positions are held as capital assets and are not part of a ‘‘hedging transaction’’ nor part of a ‘‘straddle,’’ 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Trust.

If, for any calendar year, the Trust’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of AMPS will generally result in gain or loss to shareholders, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale and are held by the shareholder as a capital asset. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. Any loss a shareholder realizes on a sale or exchange of shares of the Trust will be disallowed if the shareholder acquires other shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. If the Trust pays a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend or distribution was declared.

Certain dividends designated by the Trust as ‘‘interest related dividends’’ that are paid to most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) will be exempt from U.S. Federal withholding tax. Interest related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Trust that would not be subject to U.S. Federal income tax if earned by a foreign person directly. Further, certain dividends designated by the Trust as ‘‘short-term capital gain dividends’’ that are paid to certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. Federal withholding tax. In general, short-term capital gain dividends are those that are derived from the excess of the Trust’s short-term capital gains over its net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years beginning on or before December 31, 2007. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them as related to these provisions.

The Trust is required in certain circumstances to withhold, for U.S. Federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust’s shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust can be found in the statement of additional information, which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. Federal, state, local and foreign income or other taxes.

UNDERWRITING

Subject to the terms and conditions of the purchase agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of AMPS set forth opposite the name of such Underwriter.

Number of AMPS
Underwriter	Series	Series	Series

The purchase agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the Underwriters of customary closing certificates, opinions and other documents and the receipt by the Trust of AAA ratings on the AMPS by S&P and Fitch, as of the time of the offering. The Underwriters are obligated to purchase all the AMPS if they purchase any shares. In the purchase agreement, the Trust, BlackRock Advisors, BlackRock Financial Management and BlackRock Investment Management, LLC have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

The Underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Trust will pay of $ per share is equal to 1% of the initial offering price. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in the public offering on or before                 , 2007.

The Trust anticipates that from time to time the representatives of the Underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

The Trust anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under ‘‘The Auction.’’

The principal business address of                  is                 .

The settlement date for the purchase of the AMPS will be             , 2007, as agreed upon by the Underwriters, the Trust and BlackRock Advisors pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

CUSTODIAN, TRANSFER AGENT AND AUCTION AGENT

The custodian of the assets of the Trust is State Street Bank and Trust Company. The Custodian performs custodial, fund accounting and portfolio accounting services. Computershare Trust Company, N.A. serves as the Trust’s Transfer Agent with respect to the Trust’s common shares.

Bank of New York, a banking corporation organized under the laws of New York,                 , will be the auction agent with respect to the AMPS and will act as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the underwriters by             .                  may rely as to matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the underwriters                 .                  may rely as to matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

OTHER INFORMATION

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

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$

BLACKROCK PREFERRED
AND EQUITY ADVANTAGE TRUST

Auction Market Preferred Shares
Shares, Series
Shares, Series
Shares, Series

PROSPECTUS

, 2007

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated January 16, 2007

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Preferred and Equity Advantage Trust (the ‘‘Trust’’) is a newly organized, non-diversified, closed-end management investment company with limited operating history. This Statement of Additional Information relating to AMPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                        , 2007. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing AMPS, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s web site (http: //www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated                        , 2007.

USE OF PROCEEDS

Pending investment in securities that meet the Trust’s investment objective and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described under ‘‘Investment Policies and Techniques.’’ We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust’s investment objective and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVE AND POLICIES

The Trust’s investment objective is to seek current income, current gains and capital appreciation. There can be no assurance that the Trust will achieve its investment objective or be able to structure its investments as anticipated. The Trust is not intended as, and you should not construe it to be, a complete investment program.

Investment Restrictions

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any AMPS voting together as a single class, and of the holders of a majority of the outstanding AMPS voting as a separate class:

(1) invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that the Trust will invest 25% or more of its total assets in securities of issuers in the financial services sector; provided, further, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agents or instrumentalities;

(2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

(3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements;

(4) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

(5) purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust’s ownership of such other assets; or

(6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the ‘‘CFTC’’) as a commodity pool.

When used with respect to particular shares of the Trust, ‘‘majority of the outstanding’’ shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust’s total assets and the Trust’s aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales ‘‘against the box’’ without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any rules promulgated or exemptive relief obtained thereunder. As a shareholder in any investment company, the Trust may bear its ratable share of that investment company’s expenses, and may remain subject to payment of the Trust’s advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares; and

(3) under normal market conditions, invest less than 80% of its total assets in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities; the Trust will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Trust unless such change was previously approved by shareholders.

In addition, to comply with U.S. Federal income tax requirements for qualification as a regulated investment company, the Trust’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust’s total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more ‘‘qualified publicly traded partnerships’’ (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’)) and (b) with regard to at least 50% of the value of the Trust’s total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

The percentage limitations applicable to the Trust’s portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objective, policies and techniques that are described in the prospectus.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Cash equivalents and short-term debt investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to temporarily invest available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (i.e., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Trust’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) Money market funds, which are a type of mutual fund that is required by law to invest in low risk securities. Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies, and other highly liquid and low risk securities.

Equity Securities

While the Trust will primarily invest in preferred and common stocks, it may also invest in other equity securities including convertible securities, warrants and depository receipts.

Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants.    Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depository Receipts.    The Trust may invest in both sponsored and unsponsored American Depository Receipts (‘‘ADRs’’), European Depository Receipts (‘‘EDRs’’), Global Depository Receipts (‘‘GDRs’’) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

Non-Investment Grade Securities

The Trust may invest up to 20% of its Managed Assets in preferred and other income securities rated below investment grade such as those rated Ba or below by Moody’s Investors Service, Inc. (‘‘Moody’s’’) or BB or below by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), or Fitch Ratings (‘‘Fitch’’) or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated Ba and below by Moody’s and Fitch are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Trust invests in rated securities.

Municipal Bond Risk

Although the Trust does not anticipate investing in municipal bonds as a principal part of its investment strategy, the Trust reserves the right to acquire municipal bonds. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt.

Strategic Transactions and Risk Management

Consistent with its investment objective and policies set forth herein and its prospectus, the Trust may also enter into certain transactions to manage the Trust’s risks and to seek to increase the Trust’s returns. In particular, the Trust may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate, credit and other derivative transactions (collectively, ‘‘Strategic Transactions’’). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on the Advisors’ ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

Futures Contracts and Options on Futures Contracts.    In connection with its Strategic Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery (‘‘futures contracts’’) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above. The Trust will engage in such transactions only for bona fide risk management and other portfolio management purposes.

Forward Foreign Currency Contracts.    The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust’s existing investments are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies. The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

Call Options on Individual Portfolio Securities.    In addition to employing the Index Option Strategy, the Trust may purchase call options on any of the types of individual securities or instruments in which it may invest. A purchased call option gives the Trust the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Trust also is authorized to write (i.e., sell) covered call options on the individual securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Trust, in return for a premium, gives another party a right to buy specified securities owned by the Trust at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Trust gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Trust’s ability to sell the underlying security will be limited while the option is in effect unless the Trust enters into a closing purchase transaction. A closing purchase transaction cancels out the Trust’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. The Trust also is authorized to write (i.e., sell) uncovered call options on individual securities or instruments in which it may invest but that are not currently held by the Trust. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Trust must deposit and maintain sufficient margin with the broker dealer through which it sold the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Trust will segregate unencumbered liquid securities or cash with a value at least equal to the Trust’s exposure (the difference between the unpaid amounts owed by the Trust on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such segregation will not limit the Trust’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Trust’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Trust that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Trust must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Trust will lose the difference.

Put Options.    The Trust is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Trust acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Trust’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Trust’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Trust also may purchase uncovered put options.

The Trust also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Trust, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Trust will receive a premium for writing a put option, which increases the Trust’s return. The Trust will not sell put options if, as a result, more than 50% of the Trust’s total assets would be required to cover its potential obligations under the put options and under any other transactions (excluding calls) that would be treated as senior securities under the Investment Company Act.

The Trust is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Trust does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Trust has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Trust will retain the premium and will not have to purchase the securities or instruments at the exercise price.

In connection with such transaction, the Trust will segregate liquid securities or cash with a value at least equal to the Trust’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Trust has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Trust’s portfolio. Such segregation will not limit the Trust’s exposure to loss.

Interest Rate Transactions.    Among the Strategic Transactions in which the Trust may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, i.e., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Trust may enter into interest rate swaps, caps and floors on either an asset based or liability based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes, the Advisors and the Trust believe such obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Derivatives.    The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

New Products.    The financial markets continue to evolve and financial products continue to be developed. The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

Appendix B contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust’s portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; (d) the obligation to meet additional variation margin or other payment requirements; and (e) with respect to over-the-counter transactions, credit risk with respect to the counterparty to the transaction, all of which could result in the Trust being in a worse position than if such techniques had not been used.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

Certain of the Trust’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

The Trust may purchase securities on a ‘‘when-issued’’ basis and may purchase or sell securities on a ‘‘forward commitment’’ basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust’s limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities, and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust (‘‘Qualified Institutions’’). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act and any rules promulgated under or exemptive relief from, the Investment Company Act. The Investment Company Act currently requires that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is ‘‘marked to the market’’ on a daily basis); (iii) the loan be made subject to termination by the Trust at any time; and (iv) the Trust receive reasonable interest on the loan (which may include the Trust’s investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust’s total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors, and will be considered in making decisions with respect to lending securities, subject to review by the Trust’s board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

The Trust will lend securities through an affiliate of BlackRock pursuant to the terms of an exemptive order under the Investment Company Act pursuant to which the affiliate will receive compensation at market rates.

MANAGEMENT OF THE TRUST

Investment Management Agreement

Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust’s shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust’s shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

The investment management agreement was approved by the Trust’s board of trustees at an ‘‘in person’’ meeting of the board of trustees held on November 21, 2006 including all of the trustees who were not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The agreement provides for the Trust to pay a management fee at an annual rate equal to .65% of the average weekly value of the Trust’s Managed Assets. ‘‘Managed Assets’’ means the total assets of the Trust minus the sum of the accrued liabilities (other than aggregate indebtedness constituting financial leverage). For this purpose, ‘‘accrued liabilities’’ does not include the liquidation preference of the Preferred Shares.

The investment management agreement was approved by the sole common shareholder of the Trust as of November 21, 2006. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust’s board of trustees or the vote of a majority of the securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust’s board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

Pursuant to two separate sub-investment advisory agreements (‘‘the sub-investment advisory agreements’’), BlackRock Advisors has appointed BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC (the ‘‘Sub-Advisors’’) to perform the day-to-day investment management of the Trust. BlackRock Advisors pays a sub-advisory fee to BlackRock Financial Management, Inc., equal to 52% of the management fee, and a sub-advisory fee to BlackRock Investment Management, LLC equal to 23% of the management fee. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to BlackRock Advisors by the Trust. BlackRock Advisors currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

Each sub-investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify such Sub-Advisor, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

Although each Sub-Advisor intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of each Sub-Advisor are not exclusive and each Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The sub-investment advisory agreements were approved by the Trust’s board of trustees at an ‘‘in person’’ meeting held on November 21, 2006, including all of the trustees who were not parties to the agreements or interested persons of any such party (as such term is defined in the Investment Company Act). In approving the sub-investment advisory agreements the board of trustees considered, among other things, the nature and quality of services to be provided by BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC, the profitability to BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC of their respective relationships with the Trust, economies of scale and comparative fees and expense ratios.

The sub-investment advisory agreements were approved by the sole common shareholder of the Trust as of November 21, 2006. The sub-investment advisory agreements will each continue in effect for a period of two years from their respective effective dates, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust’s board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreements may be terminated as a whole at any time by the Trust or by BlackRock Advisors without the payment of any penalty, upon the vote of a majority of the Trust’s board of trustees or a majority of the outstanding voting securities of the Trusts, or the Sub-Advisors, on 60 days’ written notice by any party to the other (which may be waived by the non-terminating party). The sub-investment advisory agreements will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Matters Considered by the Board

A discussion regarding the basis for the approval of the respective initial and successor investment management and sub-investment advisory agreements by the Board will be available in the Trust’s report to shareholders for the period ending April 31, 2007.

Trustees and Officers

The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust’s board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 60 Lead Trustee Audit Committee Chairman	3 years(1)(2)	President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995-present. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988-1995. Acting Director, Harvard Center for Business and Government (1991-1993). Former Partner (principal) of McKinsey & Company, Inc. (1980-1988). Former Executive Director of Federal Cash Management, White House Office of Management and Budget (1977-1979). Coauthor, THE WINNING PERFORMANCE (best selling management book published in 13 national editions)	58	Trustee: Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director, Arch Chemical, Fremont Group and The Guardian Life Insurance Company of America.
Kent Dixon P.O Box 4546 New York, NY 10163-4546 Age: 69 Trustee Audit Committee Member	3 years(1)(2)	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association, former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	58	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).
Frank J. Fabozzi P.O Box 4546 New York, NY 10163-4546 Age: 58 Trustee Audit Committee Member	3 years(1)(2)	Consultant. Editor of THE JOURNAL OF PORTFOLIO MANAGEMENT and Frederick Frank Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	58

*	Includes the Trust.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Kathleen F. Feldstein P.O Box 4546 New York, NY 10163-4546 Age: 65 Trustee	3 years(1)(2)	President of Economic Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA	58	Director of BellSouth Inc. and Knight Ridder, Inc.; Trustee of the Museum of Fine Arts, Boston, and of the Committee for Economic Development; Corporation Member, Partners HealthCare and Sherrill House; Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.
R. Glenn Hubbard P.O Box 4546 New York, NY 10163-4546 Age: 48 Trustee	3 years(1)(2)	Dean of Columbia Business School since July 1, 2004. Columbia faculty member since 1988. Co-director of Columbia Business School’s Entrepreneurship Program 1997-2004. Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School, as well as the University of Chicago. Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University. Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991-1993. Chairman of the U.S. Council of Economic Advisers under the President of the United States 2001-2003.	58	Director of ADP, Dex Media, KKR Financial Corporation, and Ripplewood Holdings. Member of Board of Directors of Duke Realty. Formerly on the advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse. Trustee of Fifth Avenue Presbyterian Church of New York and the Economic Club of Cap mark, New York.
INTERESTED TRUSTEE:
Ralph L. Schlosstein** Age: 55 Trustee and Chairman of the Board	3 years(1)(2)	Director since 1999 and President of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988. Member of the Management Committee and Investment Strategy Group of BlackRock, Inc. Formerly, Managing Director of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings Institutions Group, Chairman and President of the BlackRock Liquidity Funds and director of several of BlackRock’s alternative investment vehicles.	58	Director and Chairman of the Board of Anthracite Capital, Inc. Member of the Visiting Board of Overseers of the John F. Kennedy School of Government at Harvard University, a member of the board of the Financial Institution Center of the Wharton School of the University of Pennsylvania, a trustee of the American Museum of Natural History, a trustee of Trinity School in New York City, a member of the Board of Advisors of Marujupu LLC, and a trustee of New Visions for Public Education, The Public Theater in New York City and the James Beard Foundation. Formerly, a director of Pulte Corporation, the nation’s largest homebuilder, a Trustee of Denison University and a member of Fannie Mae’s Advisory Council.

*	Includes the Trust.

**	‘‘Interested person’’ of the Trust as defined in the Investment Company Act. Mr. Schlosstein is an interested person due to his employment with the Advisor.

(1)	After a trustee’s initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he or she serves:

—	Messrs. Cavanagh and Hubbard, as Class I trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders

—	Messrs. Schlosstein and Fabozzi and Ms. Feldstein, as Class II trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders

—	Mr. Dixon, as a Class III trustee, is expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders.

(2)	Each trustee has served in such capacity since the Trust’s inception.

OFFICERS

Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Robert S. Kapito Age: 49	President	Vice Chairman of BlackRock, Inc. Head of the Portfolio Management Group. Also a member of the Management Committee, the Investment Strategy Group, the Fixed Income and Global Operating Committees and the Equity Investment Strategy Group of BlackRock, Inc. Responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.
Anne F. Ackerley Age: 44	Vice President	Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lynch & Co. prior thereto.
Bartholomew A. Battista Age: 48	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. since 2004. Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the BlackRock Funds and the BlackRock Liquidity Funds since 2004. Managing Director (since 2003) and Director (2000-2002) of BlackRock, Inc. Compliance Officer at Moore Capital Management from 1995-1998.
Donald C. Burke Age: 46	Treasurer	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers (‘‘MLIM’’) and Fund Asset Management (‘‘FAM’’) from 2006, First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).
James Kong Age: 46	Assistant Treasurer	Managing Director of BlackRock, Inc. and its predecessor entities.
Vincent Tritto, Esq. Age: 45	Secretary	Managing Director, Senior Counsel and Assistant Secretary of BlackRock, Inc. (since January 2005) and Director, Senior Counsel and Assistant Secretary (2002-2004) of BlackRock, Inc. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate (1992-1994), Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan.
Brian Kindelan, Esq. Age: 47	Assistant Secretary	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004), and Vice President and Senior Counsel (1998-2000), BlackRock, Inc.; Senior Counsel, PNC Bank Corp. from May 1995 to April 1998; Associate, Stradley Ronon Stevens & Young, LLP from March 1990 to May 1995.

Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies(*)
Richard E. Cavanagh	$0	over $100,000
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	over $100,000
Kathleen F. Feldstein	$0	$10,001-$50,000
R. Glenn Hubbard	$0	over $100,000
Ralph L. Schlosstein	$0	over $100,000

(*)	As of November 21, 2006. The trustees do not own shares in the Trust as the Trust has a limited operating history.

Compensation of Trustees

The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth before the Trust’s calendar year ending December 31, 2007, assuming the Trust will have been in existence for the full calendar year.

Name of Board Member	Estimated Compensation from the Trust		Total Compensation from the Trust and Fund Complex Paid to Board Members(1)
Richard E. Cavanagh	$4,000	(2)	$310,000	(3)(4)(5)
Kent Dixon	$4,000	(2)	$220,000	(4)(5)
Frank J. Fabozzi	$4,000	(2)	$220,000	(4)(5)
Kathleen F. Feldstein	$3,400	(2)	$190,000	(4)
R. Glenn Hubbard	$3,400	(2)	$190,000	(4)

(1)	Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2007 from the closed-end funds advised by the Advisor (the ‘‘Fund Complex’’).

(2)	Of these amounts it is anticipated that trustees Cavanagh, Dixon, Fabozzi, Feldstein and Hubbard will defer $0, $0, $0, $0, and $3,400, respectively, pursuant to the Fund Complex’s deferred compensation plan in the calendar year ended December 31, 2007.

(3)	Mr. Cavanagh serves as ‘‘lead director’’ and Governance Committee Chairman for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Mr. Cavanagh will be compensated in the amount of $60,000 per annum by the Fund Complex.

(4)	Of this amount, trustees Cavanagh, Dixon, Fabozzi, Feldstein and Hubbard are expected to defer $50,000, $50,000, $50,000, $30,000, and $190,000, respectively, pursuant to the Fund Complex’s deferred compensation plan.

(5)	Includes compensation for service on the Audit Committee. Mr. Cavanagh receives $60,000 per annum for his service as Chairman of the Audit Committee and all other trustees on the Audit Committee receive $30,000 base per annum for their service on the Audit Committee.

The Trust shall pay a pro rata portion (based on relative net assets) of the following trustee fees paid by the Fund Complex: (i) $190,000 per annum for each Independent Trustee as a retainer and (ii) $3,000 per day for each Independent Trustee for each special meeting of each board in the Fund Complex (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Trustee shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of the board of trustees of the Trust and any committee thereof. Mr. Cavanagh will receive an additional $60,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex plus an additional $60,000 per annum for his service as chairman of the Audit Committee. Messrs. Dixon and Fabozzi will receive an additional $30,000 per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Cavanagh, Dixon and Fabozzi will be allocated among the funds/trusts in the Fund Complex based on their relative net assets. Certain of the above fees paid to the Independent Trustees will be subject to mandatory deferrals pursuant to the Fund Complex’s deferred compensation plan. The Independent Trustees have agreed that at least $30,000 of their $190,000 retainer will be mandatorily deferred pursuant to the Fund Complex’s deferred compensation plan. Also, members of the Audit Committee of the Fund Complex will be required to defer $20,000 of the per annum fee they will receive for their services on the Audit Committee pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the Independent Trustee in order to match its deferred compensation obligations.

The board of trustees of the Trust currently has five committees: an Executive Committee, an Audit Committee, a Governance Committee, a Compliance Committee and a Portfolio Review Committee.

The Executive Committee consists of Mr. Schlosstein, and acts in accordance with the powers permitted to such a committee under the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws of the Trust. The Executive Committee, subject to the Trust’s Amended and Restated Agreement and Declaration of Trust, Amended and Restated By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the Amended and Restated board.

The Audit Committee consists of Messrs. Cavanagh, Dixon and Fabozzi. The Audit Committee acts according to the Audit Committee charter. Mr. Cavanagh has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust’s financial statements and the audit thereof and acting as a liaison between the board of trustees and the Trust’s independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee, Messrs. Dixon and Fabozzi, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

The Governance Committee consists of all of the Independent Trustees. The Governance Committee acts in accordance with the Governance Committee charter. Mr. Cavanagh has been appointed as Chairman of the Governance Committee. The Governance Committee performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees including shareholder nominees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the Independent Trustees.

The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

The name of the shareholder and evidence of the person’s ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a trustee of the Trust and the person’s consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

The Compliance Committee consists of all of the Independent Trustees. The Compliance Committee acts according to the Compliance Committee charter. Mr. Cavanagh has been appointed as Chairman of the Compliance Committee. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock Advisors in pursuing the best interests of the Trust and its shareholders, receiving information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Trust’s Chief Compliance Officer.

The Portfolio Review Committee consists of all of the Trustees. The Portfolio Review Committee acts in accordance with the Portfolio Review Committee charter. Mr. Cavanagh has been appointed as an Ex Officio member of the Portfolio Review Committee. The Portfolio Review Committee performs those functions enumerated in the Portfolio Review Committee charter, including, but not limited to, supporting the Independent Trustees in acting independently of BlackRock in pursuing the best interests of the Trust and its shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Trust, and reviewing with respect to the Trust: (a) whether the Trust has complied with its investment policies and restrictions as reflected in its prospectus and Statement of Additional Information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Trust’s investment results.

As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Trust to select the Trust’s independent registered public accounting firm.

Proxy Voting Policies

The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock’s proxy voting guidelines. Under these guidelines, BlackRock votes proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock’s proxy voting procedures is attached as Appendix C to this Statement of Additional Information.

Codes of Ethics

The Trust, the Advisor and the Sub-Advisors have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisors

BlackRock Advisors acts as the Trust’s investment advisor. BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC. BlackRock Advisors, located at 100 Bellevue

Parkway, Wilmington, Delaware 19809, BlackRock Financial Management, Inc., located at 40 East 52nd Street, New York, New York 10022, and BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, are wholly owned subsidiaries of BlackRock, Inc. BlackRock, Inc. is one of the world’s largest publicly traded investment management firms. As of September 30, 2006, the assets under management of BlackRock, Inc. were $1.075 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

The BlackRock organization has over 18 years of experience managing closed-end products and, as of September 30, 2006, advised a closed-end family of 104 active funds with approximately $42.7 billion in assets. BlackRock has $3 billion in preferred assets, including $2.9 billion across preferred closed-end funds, as of December 30, 2006. BlackRock has $255 billion in equity assets under management as of September 30, 2006, including $6.5 billion in assets across 13 equity closed-end funds.

BlackRock Portfolio Managers

As of September 30, 2006, Scott Amero managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	27	$15,435,020,506	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	35	$8,298,434,418	7	$1,674,785,985
Other Accounts	298	$104,363,773,196	23	$6,547,210,680

As of September 30, 2006, Dan Chen managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	4	$2,221,675,298	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$106,595,469	0	0
Other Accounts	3	$617,379,511	0	0

As of September 30, 2006, John Burger managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$1,621,636,971	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$106,595,469	0	0
Other Accounts	10	$2,127,772,873	0	0

As of September 30, 2006, Jonathan Clark managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	13	$3,062,569,820	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	2	$555,718,643	0	0
Other Accounts	1	$42,069,777	0	0

BlackRock Compliance

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust. In this connection, it should be noted that Mr. Amero currently manages certain accounts that are subject to performance fees and each portfolio manager may in the future manage other such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

BlackRock Portfolio Manager Compensation—Fixed Income Portfolio Managers

BlackRock’s financial arrangements with its fixed income portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.    Generally, fixed income portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation.    In addition to base compensation, fixed income portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP )—The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock, Inc. common stock. Messrs. Amero and Chen have received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Amero and Burger, has been paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards—While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Amero participates in BlackRock’s restricted stock program.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Trust, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts are measured. A group of BlackRock, Inc.’s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. In the case of the Trust, it is anticipated that such benchmarks would include the S&P 500 Index, ML Fixed Rate Preferred and ML Hybrid Preferred Indices, the 10-year U.S. Treasury note, certain customized indices and the Trust’s Lipper Peer Group. The group then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

BlackRock Portfolio Manager Compensation—Equity Portfolio Managers

The elements of total compensation for portfolio managers on BlackRock’s equity team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate—both up and down—with the relative investment performance of the portfolios that they manage.

Base compensation.    Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation.    BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates equity portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: investment performance relative to the S&P 500 Index, the 10-year United States Treasury note, certain customized indices and fund industry peer groups. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If an equity portfolio manager’s tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. BlackRock and its affiliates also consider the extent to which individuals exemplify and foster BlackRock’s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by BlackRock management.

Cash Bonus—Performance-based compensation is distributed to equity portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus—A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year ‘‘at risk’’ based on the company’s ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the ‘‘downside risk’’ and ‘‘upside opportunity’’ of the company’s performance. Portfolio managers therefore have a direct incentive to protect BlackRock’s reputation for integrity.

Other Compensation Programs—Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

Other Benefits—Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

Securities Ownership of Portfolio Managers

The Trust is a newly organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisors are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a ‘‘net’’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

The Advisor and Sub-Advisors may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and the Advisor’s or Sub-Advisors’ other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor’s or Sub-Advisors’, investment decision making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisors in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934, as amended. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisors under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisors and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pays to the Advisor will not be reduced as a consequence of the Advisor’s or Sub-Advisors’ receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor and Sub-Advisors in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisors, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other investment companies or accounts that the Advisor and/or the Sub-Advisors manage may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor and/or the Sub-Advisors in their discretion in accordance with the accounts’ various investment objectives. Such allocations are based upon the written procedures of the Advisor and/or Sub-Advisors, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust’s board of trustees that this advantage, when combined with the other benefits available due to the Advisor’s or the Sub-Advisors organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Advisor and its affiliates manage investments for clients from offices located around the world. As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets through out the day, resulting in transactions in the same security being effected at different prices over a 24 hour period.

It is not the Trust’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

ADDITIONAL INFORMATION CONCERNING
 THE AUCTIONS FOR PREFERRED SHARES

General

Securities Depository.    The Depository Trust Company (‘‘DTC’’) will act as the Securities Depository with respect to each series of AMPS. One certificate for all of the shares of each series will be registered in the name of                 , as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for AMPS. Prior to the commencement of the right of holders of AMPS to elect a majority of the Trust’s trustees, as described under ‘‘Description of AMPS—Voting Rights’’ in the prospectus,                  will be the holder of record of each series of AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of AMPS, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

Concerning the Auction Agent

The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

The auction agent may rely upon, as evidence of the identities of the holders of AMPS, the auction agent’s registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under ‘‘The Auction— Secondary Market Trading and Transfers of AMPS’’ in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

The auction agent after each auction for shares of each series of AMPS will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of ¼ of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the series of AMPS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

 DESCRIPTION OF COMMON SHARES

A description of common shares is contained in the prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

 OTHER SHARES

The board of trustees (subject to applicable law and the Trust’s Amended and Restated Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or AMPS, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the AMPS.

REPURCHASE OF COMMON SHARES

The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust’s common shares will trade in the open-market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust’s board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open-market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Trust’s Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust’s board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board’s present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange or (b) impair the Trust’s status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust’s investment objective and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust’s shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Trust of its common shares will reduce net assets which would likely have the effect of increasing the Trust’s expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Trust’s board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust’s portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust’s shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

 TAX MATTERS

The following is a description of certain U.S. Federal income tax consequences to a shareholder of acquiring, holding and disposing of AMPS. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the ‘‘IRS’’) retroactively or prospectively. This discussion assumes that the shareholders hold their Trust shares as capital assets for U.S. Federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

Taxation of the Trust

The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. Federal income tax to the extent that it distributes its net investment income and net realized capital gains.

In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a ‘‘Qualified Publicly Traded Partnership’’); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust’s total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Trust generally is not subject to U.S. Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a ‘‘preferential’’ dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares). The Trust intends to distribute annually all or substantially all of such income.

The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount. If the Trust retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income for U.S. Federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against their U.S. Federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its shares of the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Trust level. To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. Federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Dividends and distributions will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust’s shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust’s shareholders would not be deductible by the Trust in computing its taxable income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust to the IRS. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary, capital gains, or tax-exempt) based upon the percentage of total dividends paid out of earnings and profits to each class for the tax year. Accordingly, the Trust intends to allocate capital gains dividends, if any, and any other distributions between its common and AMPS shareholders in proportion to the total dividends paid out of earnings and profits to each class with respect to each tax year. Dividends subject to the dividends received deduction and qualified dividend income will similarly be allocated between these classes.

If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Limits on the Trust’s payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust’s qualification for taxation as a regulated investment company and/or may subject the Trust to the nondeductible 4% federal excise tax. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

Gain or loss on the sales of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Certain of the Trust’s investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

Because the Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Trust will not be eligible to elect to ‘‘pass-through’’ to shareholders of the Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as ‘‘ordinary income dividends’’), are generally taxable to you as ordinary income to the extent of the Trust’s earnings and profits. Such distributions (if designated by the Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust’s income consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as ‘‘qualified dividend income’’ eligible for the reduced maximum U.S. Federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a ‘‘passive foreign investment company,’’ as defined in the Code. If the Trust lends portfolio securities, the amount received by the Trust that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. In general, distributions from trust preferred securities will not be eligible for a dividends received deduction nor constitute qualified dividend income while distributions from traditional preferred securities may be eligible for the dividends received deduction and constitute qualified dividend income. There can be no assurance as to what portion of the Trust’s distributions will qualify for the dividends received deduction or constitute qualified dividend income.

A dividend (whether paid in cash or reinvested in additional Trust shares) will not be treated as qualified dividend income (whether received by the Trust or paid by the Trust to a shareholder) if

(1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (‘‘capital gain dividends’’), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time the shareholder has owned shares of the Trust. The maximum U.S. Federal tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

If, for any calendar year, the Trust’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder’s tax basis in the shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the shares will be taxable to the shareholder as capital gain (assuming the shares are held as a capital asset).

Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

The sale or other disposition of shares of the Trust (except in the case of a redemption where a shareholder’s percentage stock interest is not meaningfully reduced) will generally result in capital gain or loss to shareholders. Generally, a shareholder’s gain or loss will be long-term gain or loss, if the shares have been held for more than one year. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of shares of the Trust will be disallowed if the shareholder acquires other shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

An investor should be aware that if shares of the Trust are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price.

Certain types of income received by the Trust from real estate investment trusts (‘‘REITs’’), real estate mortgage investment conduits (‘‘REMICs’’), taxable mortgage pools or other investments may cause the Trust to designate some or all of its distributions as ‘‘excess inclusion income.’’ To Trust shareholders such excess inclusion income will (i) constitute taxable income, as ‘‘unrelated business taxable income’’ (‘‘UBTI’’) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (iv) cause the Trust to be subject to tax if certain ‘‘disqualified organizations,’’ as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Trust shareholders.

Any loss realized by a shareholder on the sale of shares of the Trust held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. Federal (including the application of the alternative minimum tax rules), state, local and foreign tax consequences to them of investing in the Trust.

A shareholder that is a nonresident alien individual or a foreign corporation (a ‘‘foreign investor’’) generally will be subject to U.S. Federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust’s shares.

In general, U.S. Federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain, exempt-interest dividends, or upon the sale or other disposition of shares of the Trust.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from U.S. Federal withholding tax where they (i) are paid in respect of the Trust’s ‘‘qualified net interest income’’ (generally, the Trust’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust’s ‘‘qualified short-term capital gains’’ (generally, the excess of the Trust’s net short-term capital gain over the Trust’s long-term capital loss for such taxable year). Depending on its circumstances, however, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares of the Trust held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

The Trust is required in certain circumstances to withhold, for U.S. Federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust’s shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. Federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. Federal, state, local and foreign income or other taxes.

EXPERTS

The statement of net assets of the Trust as of                 , 2006 and related statement of operations and statement of changes in net assets for the period from                 , 2006 (date of inception) to                 , 2006 appearing in this Statement of Additional Information has been audited by                 , independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.                 , located at                 , provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the AMPS offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of BlackRock Preferred and Equity Advantage Trust,

We have audited the accompanying statement of assets and liabilities of BlackRock Preferred and Equity Advantage Trust (the ‘‘Trust’’) as of                 , 2006 and the related statements of operations and changes in net assets for the period from                 , 2006 (date of inception) to                 , 2007. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to the above present fairly, in all material respects, the financial position of BlackRock Preferred and Equity Advantage Trust as of                 , 2006, and the results of its operations and the changes in its net assets for the period from                 , 2006 (date of inception) to                 , 2006, in conformity with accounting principles generally accepted in the United States of America.

                        , 2007

FINANCIAL STATEMENTS

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF ASSETS AND LIABILITIES
                        , 2007

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF OPERATIONS
For the period                        , 2006 (date of inception) to                        , 2007

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF CHANGES IN NET ASSETS
For the period                        , 2006 (date of inception) to                        , 2007

NOTES TO FINANCIAL STATEMENTS

APPENDIX A

BLACKROCK PREFERRED AND EQUITY ADVANTAGE TRUST
STATEMENT OF PREFERENCES OF
AUCTION MARKET PREFERRED SHARES (‘‘AMPS’’)

[TO BE INSERTED]

A-1

APPENDIX B
RATINGS OF INVESTMENTS

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation (‘‘S&P’’) rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

B-1

‘‘AAA’’	An obligation rated ‘‘AAA’’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
‘‘AA’’	An obligation rated ‘‘AA’’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
‘‘A’’	An obligation rated ‘‘A’’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
‘‘BBB’’	An obligation rated ‘‘BBB’’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
‘‘BB,’’ ‘‘B,’’ ‘‘CCC,’’ ‘‘CC,’’ and ‘‘C’’	Obligations rated ‘‘BB’’, ‘‘B’’, ‘‘CCC’’, ‘‘CC’’, and ‘‘C’’ are regarded as having significant speculative characteristics. ‘‘BB’’ indicates the least degree of speculation and ‘‘C’’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
‘‘BB’’	An obligation rated ‘‘BB’’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
‘‘B’’	An obligation rated ‘‘B’’ is more vulnerable to nonpayment than obligations rated ‘‘BB’’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
‘‘CCC’’	An obligation rated ‘‘CCC’’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
‘‘CC’’	An obligation rated ‘‘CC’’ is currently highly vulnerable to nonpayment.
‘‘C’’	A subordinated debt or preferred stock obligation rated ‘‘C’’ is currently highly vulnerable to nonpayment. The ‘‘C’’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘‘C’’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
‘‘D’’	An obligation rated ‘‘D’’ is in payment default. The ‘‘D’’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (−)	The ratings from ‘‘AA’’ to ‘‘CCC’’ may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.
‘‘N.R.’’	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

B-2

Short-Term Issue Credit Ratings

‘‘A-1’’	A short-term obligation rated ‘‘A-1’’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
‘‘A-2’’	A short-term obligation rated ‘‘A-2’’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
‘‘A-3’’	A short-term obligation rated ‘‘A-3’’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
‘‘B’’	A short-term obligation rated ‘‘B’’ is regarded as having significant speculative characteristics. Ratings of ‘‘B-1’’, ‘‘B-2’’, and ‘‘B-3’’ may be assigned to indicate finer distinctions within the ‘‘B’’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
‘‘B-1’’	A short-term obligation rated ‘‘B-1’’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
‘‘B-2’’	A short-term obligation rated ‘‘B-2’’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
‘‘B-3’’	A short-term obligation rated ‘‘B-3’’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
‘‘C’’	A short-term obligation rated ‘‘C’’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
‘‘D’’	A short-term obligation rated ‘‘D’’ is in payment default. The ‘‘D’’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

B-3

Active Qualifiers (Currently applied and/or outstanding)

‘‘i’’	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘‘i’’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘‘i’’ subscript will always be used in conjunction with the ‘‘p’’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of ‘‘AAAp N.R.i’’ indicating that the principal portion is rated ‘‘AAA’’ and the interest portion of the obligation is not rated.
‘‘L’’	Ratings qualified with ‘‘L’’ apply only to amounts invested up to federal deposit insurance limits.
‘‘P’’	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘‘p’’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘‘p’’ subscript will always be used in conjunction with the ‘‘i’’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of ‘‘AAAp N.R.i’’ indicating that the principal portion is rated ‘‘AAA’’ and the interest portion of the obligation is not rated.
‘‘pi’’	Ratings with a ‘‘pi’’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘‘pi’’ subscript. Ratings with a ‘‘pi’’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
‘‘pr’’	The letters ‘‘pr’’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
‘‘preliminary’’	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
‘‘t’’	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

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Inactive Qualifiers (No longer applied or outstanding)

‘‘*’’	This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
‘‘C’’	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.
‘‘q’’	A ‘‘q’’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
‘‘r’’	The ‘‘r’’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘‘r’’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘‘r’’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

MUNICIPAL ISSUER CREDIT RATING DEFINITIONS

A Standard & Poor’s issuer credit rating is a current opinion of an obligor’s overall financial capacity (its creditworthiness) to pay its financial obligations. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation. The issuer credit rating is not a recommendation to purchase, sell or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

Issuer credit ratings are based on current information furnished by obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can be either long-term or short term. Short-term issuer credit ratings reflect the obligor’s creditworthiness over a short-term time horizon.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

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‘‘AAA’’	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
‘‘AA’’	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
‘‘A’’	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
‘‘BBB’’	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
‘‘BB,’’ ‘‘B,’’ ‘‘CCC,’’ ‘‘CC,’’ and ‘‘C’’	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
‘‘BB’’	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
‘‘B’’	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
‘‘CCC’’	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
‘‘CC’’	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
‘‘C’’	The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
‘‘D’’	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (−)	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.
‘‘N.R.’’	An issue designated N.R. is not rated.

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Short-Term Issue Credit Ratings

Notes

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

‘‘SP-1’’	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
‘‘SP-2’’	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
‘‘SP-3’’	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (‘‘Moody’s’’) rating symbols and their meanings (as published by Moody’s) follows:

LONG TERM OBLIGATION RATINGS

Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

‘‘AAA’’	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
‘‘AA’’	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
‘‘A’’	Obligations rated A are considered upper medium grade and are subject to low credit risk.
‘‘BAA’’	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
‘‘BA’’	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
‘‘B’’	Obligations rated B are considered speculative and are subject to high credit risk.
‘‘CAA’’	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
‘‘CA’’	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
‘‘C’’	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:    Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody’s assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under

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MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•	Notes containing features that link interest or principal to the credit performance of any third party or parties

•	Notes allowing for negative coupons, or negative principal

•	Notes containing any provision that could obligate the investor to make any additional payments

•	Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

SHORT TERM RATING DEFINITIONS:

Moody’s short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

‘‘P-1’’	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.
‘‘P-2’’	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.
‘‘P-3’’	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.
‘‘NP’’	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:    Canadian issuers rated P 1 or P 2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

US MUNICIPAL AND TAX EXEMPT RATINGS

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

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Municipal Long-Term Rating Definitions:

‘‘AAA’’	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘AA’’	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘A’’	Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘BAA’’	Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘BA’’	Issuers or issues rated Ba demonstrate below average creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘B’’	Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘CAA’’	Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘CA’’	Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
‘‘C’’	Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax exempt issuers or issues.

Note:    Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US Municipal Short Term Debt And Demand Obligation Ratings

Municipal Short Term Rating Definitions:

There are three rating categories for short term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

‘‘MIG 1’’	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.
‘‘MIG 2’’	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
‘‘MIG 3’’	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.
‘‘SG’’	This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Rating Definitions:

In the case of variable rate demand obligations (VRDOs), a two component rating is assigned; a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (‘‘demand feature’’), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long or short term aspect of a VRDO is not rated, that piece is designated NR, i.e. Aaa/NR or NR/VMIG 1.

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VMIG rating expirations are a function of each issue’s specific structural or credit features.

‘‘VMIG 1’’	This designation denotes superior credit quality. Excellent protection is afforded by the superior short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
‘‘VMIG 2’’	This designation denotes strong credit quality. Good protection is afforded by the strong short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
‘‘VMIG 3’’	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
‘‘SG’’	This designation denotes speculative grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (‘‘Fitch’’) ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

‘‘AAA’’	Highest credit quality. ’’AAA’’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
‘‘AA’’	Very high credit quality. ’’AA’’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
‘‘A’’	High credit quality. ’’A’’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
‘‘BBB’’	Good credit quality. ’’BBB’’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

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Speculative Grade

‘‘BB’’	Speculative. ’’BB’’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
‘‘B’’	Highly speculative. For issuers and performing obligations, ‘‘B’’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘‘R1’’ (outstanding).
‘‘CCC’’	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘‘R2’’ (superior), or ‘‘R3’’ (good) or ‘‘R4’’ (average).
‘‘CC’’	For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘‘R4’’ (average) or ‘‘R5’’ (below average).
‘‘C’’	For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘‘R6’’ (poor).
‘‘RD’’	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
‘‘D’’	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
—failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
—the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or
—the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated D upon a default. Defaulted and distressed obligations typically are rated along the continuum of C to B ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the B or CCC-C categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a

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material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings:

The modifiers ‘‘+’’ or ‘‘−’’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:    Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as ‘‘Positive’’, indicating a potential upgrade, ‘‘Negative’’, for a potential downgrade, or ‘‘Evolving’’, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook:    An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘‘stable’’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘‘put’’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘‘PIF’’	Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.
‘‘NR’’	indicates that Fitch Ratings does not rate the issuer or issue in question.
‘‘Withdrawn’’:	A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL LONG-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the ‘‘best’’ credit risk in a country. This ‘‘best’’ risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

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A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

‘‘AAA(xxx)’’	‘‘AAA’’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the ‘‘best’’ credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.
‘‘AA(xxx)’’	‘‘AA’’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.
‘‘A(xxx)’’	‘‘A’’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.
‘‘BBB(xxx)’’	‘‘BBB’’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.
‘‘BB(xxx)’’	‘‘BB’’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.
‘‘B(xxx)’’	‘‘B’’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.
‘‘CCC(xxx),’’ ‘‘CC(xxx),’’ ‘‘C(xxx)’’	These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
‘‘DDD(xxx),’’ ‘‘DD(xxx),’’ ‘‘D(xxx)’’	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

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‘‘F1’’	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added ‘‘+’’ to denote any exceptionally strong credit feature.
‘‘F2’’	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
‘‘F3’’	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.
‘‘B’’	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
‘‘C’’	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
‘‘RD’’	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
‘‘D’’	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers ‘‘+’’ or ‘‘−’’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:    Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as ‘‘Positive’’, indicating a potential upgrade, ‘‘Negative’’, for a potential downgrade, or ‘‘Evolving’’, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook:    An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘‘stable’’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘‘put’’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

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Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘‘PIF’’	Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.
‘‘NR’’	indicates that Fitch Ratings does not rate the issuer or issue in question.
‘‘Withdrawn’’:	A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL SHORT-TERM CREDIT RATINGS

National Ratings are an assessment of credit quality relative to the rating of the ‘‘best’’ credit risk in a country. This ‘‘best’’ risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

‘‘F1(xxx)’’	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the ‘‘best’’ credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a ‘‘+’’ is added to the assigned rating.
‘‘F2(xxx)’’	Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
‘‘F3(xxx)’’	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
‘‘B(xxx)’’	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
‘‘C(xxx)’’	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
‘‘D(xxx)’’	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

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APPENDIX C

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor’s or Sub-Advisor’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Put and Call Options on Securities and Indices

The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices (‘‘index options’’). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options (‘‘OTC Options’’) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (‘‘OCC’’) which guarantees the performance of the obligations of the parties to such options.

The Trust’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty

C-1

fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

Characteristics.    The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Margin Requirements.    At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (‘‘initial margin’’). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of ‘‘variation margin’’ may be required, a process known as ‘‘marking to the market.’’ Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Limitations on Use of Futures and Options on Futures.    The Trust’s use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust’s board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

Segregation and Cover Requirements.    Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust’s obligations with respect to such instruments.

Such amounts fluctuate as the obligations increase or decrease.    The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

C-2

Strategic Transactions Present Certain Risks.    With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor’s and the Sub-Advisor’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

Regulatory Considerations.    The Trust has claimed an exclusion from the term ‘‘commodity pool operator’’ under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

C-3

PART C

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(1)	Financial Statements
Part A—None.
Part B—Statement of Assets and Liabilities.
(2)	Exhibits
(a)(2)	Amended and Restated Agreement and Declaration of Trust.(1)
(b)(2)	Amended and Restated By-Laws.(1)
(c)	Inapplicable.
(d)(1)	Statement of Preferences of Auction Market Preferred Shares.(3)
(d)(2)	Form of Specimen Certificate (common).(2)
(d)(3)	Form of Specimen Certificate (preferred).(3)
(e)	Form of Dividend Reinvestment Plan.(2)
(f)	Inapplicable.
(g)(1)	Form of Investment Management Agreement.(2)
(g)(2)	Form of Sub-Investment Advisory Agreements.(2)
(h)	Form of Underwriting Agreement.(3)
(i)	Form of the BlackRock Closed-End Funds Amended and Restated Deferred Compensation Plan.(2)
(j)(1)	Form of Custody Agreement.(2)
(k)(1)	Form of Stock Transfer Agency Agreement.(2)
(k)(2)	Auction Agency Agreement.(3)
(k)(3)	Broker-Dealer Agreement.(3)
(k)(4)	Form of DTC Agreement.(3)
(l)	Opinion and Consent of Counsel to the Trust.(3)
(m)	Inapplicable.
(n)	Independent Registered Public Accounting Firm Consent.(3)
(o)	Inapplicable.
(p)	Subscription Agreement.(2)
(q)	Inapplicable.

(1)	Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement relating to the common shares filed with the Securities and Exchange Commission on November 28, 2006.

(2)	Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement relating to the common shares filed with the Securities and Exchange Commission on December 13, 2006.

(3)	To be filed by amendment.

Item 25.	Marketing Arrangements

Reference is made to the Form of Purchase Agreement for the Registrant’s common shares to be filed by amendment to this registration statement.

Item 26.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$
Rating fees
Printing (other than certificates)
Accounting fees and expenses
Legal fees and expenses
Miscellaneous
Total	$

Item 27.	Persons Controlled by or under Common Control with the Registrant

None.

Item 28.	Number of Holders of Shares

As of January, 2007.

Title of Class	Number of Record holders
Common Shares
Preferred Shares	0

Item 29.	Indemnification

Article V of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

5.1 No Personal Liability of Shareholders, Trustees, etc.     No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 Mandatory Indemnification    (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an ‘‘indemnitee’’) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as ‘‘disabling conduct’’). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither ‘‘interested persons’’ of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding (‘‘Disinterested Non-Party Trustees’’), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are ‘‘disinterested persons’’ (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 No Bond Required of Trustees.     No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 No Duty of Investigation; Notice in Trust Instruments, etc.     No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

5.5 Reliance on Experts, etc.     Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 6 of the purchase agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30.	Business and Other Connections of Investment Advisor

Not applicable

Item 31.	Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of the Registrant’s Sub-Advisors, Custodian and Transfer Agent.

Item 32.	Management Services

Not applicable

Item 34.	Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable

(3) Not applicable

(4) Not applicable

(5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 16th day of January, 2007.

/s/ Robert S. Kapito
Robert S. Kapito President and Chief Executive Officer

Name	Title

/s/ Robert S. Kapito	President and Chief Financial Officer

Robert S. Kapito

*	Treasurer and Principal Financial Officer

Donald Burke

*	Trustee

Richard E. Cavanagh

*	Trustee

Kent Dixon

*	Trustee

Frank J. Fabozzi

*	Trustee

Kathleen F. Feldstein

*	Trustee

R. Glenn Hubbard

*	Trustee

Ralph L. Schlosstein

*By: /s/ Robert S. Kapito	Attorney-in-fact

Robert S. Kapito